Exhibit F, Schedule 3(a)

System Company
Issued Debt Schedule

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
               Enron Corp.                                      Enron Finance Corp.                                       (421,568)
                                                                Enron Global Communications Ltd.                              (916)
                                                                Atlantic Commercial Finance Inc.                       (56,116,834)
                                                                EDC Atlantic Ltd.                                          (74,604)
                                                                The Protane Corporation                                 (5,402,415)
                                                                EOTT Energy Corp.                                         (112,999)
                                                                Enron Americas, Inc                                     (1,306,715)
                                                                ESAE-Empresa Sul Americana de EnergiaLtd                   (21,114)
                                                                Enron Wind Energy Systems Corp                             (97,988)
                                                                Enron Products Pipeline, Inc.                             (562,959)
                                                                EI Guam Operations, L.L.C.                                       -
                                                                Enron Servicios de Energia, S.A.                                 -
                                                                Enron International Brazil Investments                  (1,985,228)
                                                                Enron Natural Gas Marketing Corp.                     (260,601,717)
                                                                Portland General Holdings, Inc.                         (9,032,102)
                                                                Enron Trailblazer Pipeline Company                     (26,946,786)
                                                                Enron Pipeline Construction Services Co.                  (450,063)
                                                                Enron Industrial de Venezuela Ltd                         (519,736)
                                                                El Pureto Rico Operations Inc.                          (5,825,909)
                                                                Enron International Bolivia Holdings Ltd                (1,887,080)
                                                                ECT Equity Corp.                                        (1,719,879)
                                                                Enron Wind GmbH                                         (1,270,572)
                                                                Enron Brazil Power Holdings V Ltd.                      (5,217,486)
                                                                Enron Brazil Power Holdings VI Ltd.                         (4,444)
                                                                Enron Brazil Investments XII Ltd.                                -
                                                                Enron Capital IV Corp                                      (66,384)
                                                                Enron Capital North America Corp                        (7,065,437)
                                                                ECT Merchant Investments Corp.                          (6,764,786)
                                                                Enron Finance Holding Corp.                               (606,744)
                                                                Prisma Energy Nicaragua Holdings Ltd.                   (2,358,755)
                                                                Enron Caribe VI Holdings   Ltd.                         (2,172,416)
                                                                Omicron Enterprises, Inc.                               (1,195,453)
                                                                Enron Argentina CHESA Holdings, Inc.                       (27,512)
                                                                EFS II (fka EFS Construction & Svcs Co)                       (770)
                                                                Harper Mechanical Corporation                             (228,123)
                                                                The Linc Corporation                                          (895)
                                                                Enron Pipeline Holding Company                          (3,888,004)
                                                                Enron International Merchant Hldngs Inc                 (2,552,670)
                                                                Enron Australia Pty. Limited                                (1,553)
                                                                Enron Operations Services Corp.                     (2,161,799,320)
                                                                Enron CPO Management Holdings I, Inc.                         (234)
                                                                Enron CPO Managment Holdings II, Inc.                         (111)
                                                                ECT Securities LP Corp                                 (12,790,425)
                                                                Enron Development Corp.                                (15,704,580)
                                                                Enron Administrative Services Corp.                       (143,678)
                                                                Enron International Korea LLC                           (2,156,274)
                                                                Miss Kitty, LLC                                           (202,000)
                                                                Sundance Assets, LP                                       (346,462)
                                                                Prisma Energy Guatemala Holdings Ltd.                   (3,262,500)
                                                                HEOF Management Corp                                       (11,857)
                                                                Enron Panama Management Services LLC                      (169,642)
                                                                Enron Capital Investments Corp                         (17,770,606)
                                                                Enron Power Philippine Oper. Corp.                        (458,410)
                                                                Generacion Mediterranea S. A.                           (5,388,588)
                                                                Bahia Las Minas Corp                                       (57,080)
                                                                Modulus Technologies, Inc                                   (4,841)
                                                                EPCA Argentina                                              (1,515)


Exhibit F, Schedule 3(a)               1

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
                                                                NBP Services Corporation                                  (842,170)
                                                                Paulista LLC                                            (1,725,948)
                                                                Offshore Power Production C.V.                              (6,218)
                                                                Enron Power Holdings C.V.                                 (272,277)
                                                                Enron Pasuruan Power Corp.                                 (19,105)
                                                                MEGS, L.L.C.                                               (95,010)
                                                                Enron Mauritius Services Company Ltd.                            -
                                                                Enron Global Expl. & Prod. Inc.                           (201,330)
                                                                Enron Reserve 7 BV                                          (6,027)
                                                                Enron Broadband Services Canada Inc.                      (131,324)
                                                                Enron Global Inc                                           (18,937)
                                                                OEC Holding Ltd.                                                 -
                                                                Enron Global LNG LLC                                      (402,256)
                                                                Enron China Services LLC                                         -
                                                                HEOF Managment II Corp                                     (19,573)
                                                                Enron Kalimantan Power Corp                                (22,621)
                                                                Hainan Meinan Power Company CJV                         (1,757,991)
                                                                Transwestern Gathering Company                            (569,671)
                                                                Enron Equipment Procurement Company                    (10,595,001)
                                                                Cabazon Holdings LLC                                    (1,757,710)
                                                                Enron Qatar Holdings Ltd.                                     (124)
                                                                Enron Argentina Investments, Inc.                          (15,100)
                                                                EBS Global Cable and Satellite, Inc                         (2,145)
                                                                Enron Russia Development, Inc.                             (16,457)
                                                                Enron Wenchang Holdings Co. Ltd.                        (1,046,716)
                                                                Enron LNG Marketing LLC                                   (157,191)
                                                                EOC Preferred, L.L.C.                                      (53,278)
                                                                Enron Southern Africa Development Ltd                         (102)
                                                                Enron Southern Africa Investments                           (1,548)
                                                                Enron WarpSpeed Services, Inc                              (87,933)
                                                                Palm Beach Development Co, LLC                             (89,364)
                                                                Enron Intl Asia (fka Enron JV Mgmt Asia)                  (374,365)
                                                                Enron NetWorks Investments, L.L.C.                        (443,455)
                                                                Enron International Americas Corp                       (1,014,024)
                                                                EES International Services                                (454,821)
                                                                Enron Engineering & Construction Company               (13,222,849)
                                                                Weather Alert, Inc.                                     (6,559,634)
                                                                Enron Energy Services Int'l Leasing, Inc                  (196,550)
                                                                Enron Cash Co. No. 2                                       (18,826)
                                                                EnSerCo, L.L.C.                                                  -
                                                                Enron Overseas Services Corp                              (306,117)
                                                                Risk Management & Trading Corp.                     (1,752,165,221)
                                                                Enron Transition Company, Inc.                            (251,444)
                                                                EPC Estate Services, Inc.                              (16,217,678)
                                                                ECT Eocene Enterprises, Inc.                           (16,388,746)
                                                                HGK Enterprises GP, Inc.                                    (1,640)
                                                                HGK Enterprises LP, Inc.                                  (146,283)
                                                                ECT Eocene Enterprises II, Inc.                        (48,371,790)
                                                                Merlin Acquistion L.P.                                 (15,439,572)
                                                                ENA Assets Holdings L.P.                               (45,797,916)
                                                                SE Aquisition, L.P.                                   (262,394,329)
                                                                SE Raptor L.P.                                          (2,464,688)
                                                                Yellowknife                                               (653,031)
                                                                Enron Supply Company                                       (30,942)
                                                                HBI Enron Inc                                           (2,188,373)
                                                                Enron Trading Services Inc                                (106,810)
                                                                Enron Trade Holdings Inc                                      (694)
                                                                East Sour Lake E & P, LP                                   (15,572)
                                                                NTM Holdings Ltd.                                             (130)
                                                                Enron Ene Srvc Process Technologies, Inc                  (219,810)
                                                                Enron Intl Brazil Gas Holdings, LLC                     (4,248,314)
                                                                Enron Finance Managment, LLC                           (13,707,317)
                                                                Big Island VI, L.L.C.                                          (65)
                                                                Ratnagiri Energy Generation Ltd.                            (1,900)
                                                                Magnas Corp                                                (46,254)


Exhibit F, Schedule 3(a)               2

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
                                                                BAM Lease Company                                      (50,426,967)
                                                                EIM Holdings (US) Inc.                                     (22,174)
                                                                Enron Nigeria Constructors Limited                               -
                                                                Portland General Resource Develpmt, Inc.                      (474)
                                                                EES Property Services, Inc                                  (4,874)
                                                                Enron Freight Markets Corp.                               (385,582)
                                                                EBS Ventures, L.L.C.                                      (484,225)
                                                                TerraCo, LLC                                              (337,368)
                                                                ServiceCo Holdings, Inc                                   (194,809)
                                                                121 SW Salmon Street Corporation                            (2,976)
                                                                ERMT LLC                                                    (6,148)
                                                                The New Energy Trading Company                         (13,764,034)
                                                                Prisma Energy Global Expat Services LLC                 (1,489,439)
                                                                Enron America do Sul Ltda. (815)                           (39,475)
                                                                Prisma Energy Intl (FKA Globl Asset Svc)                  (739,054)
                                                                Mesquite Holdings BV (050)                                  (7,226)
                                                                Enron Comercializadora de Energia Argent                   (16,033)
                                                                Enron Argentina CIESA Holding S. A.                     (1,639,779)
                                                                Enron Caribe III Ltd                                    (5,640,530)
                                                                Enron India Natural Gas, Inc.                                    -
                                                                International Energy Investments of Peru                      (115)
                                                                International Energy Develop. of Peru                         (115)
                                                                International Energy Holdings of Peru                         (115)
                                                                Enron do Brazil Holdings Ltd                            (4,046,921)
                                                                Prisma Energy Transportadora Holdings                   (1,047,685)
                                                                Richmond Power Holdings, Inc.                           (2,773,350)
                                                                Enron Brazil Power Holdings I Ltd                       (5,382,916)
                                                                Enron Brazil Power Holdings II Ltd                         (22,014)
                                                                Enron Brazil Power Investments I Ltd                       (10,014)
                                                                Enron Acquisition III Corp                                (316,942)
                                                                Enron Global Equity Ltd.                                  (187,169)
                                                                Prisma Energy International Inc.                          (100,408)
                                                                Blackbird S.a.r.l.                                          (3,000)
                                                                Condor Share Trust                                  (2,790,367,340)
                                                                Woodlark                                                  (208,991)
                                                                Enron Reserve Acquisition Corp.                        (13,014,996)
                                                                Enron Economic Developement Corp                           (13,495)
                                                                East Fork Land Development Co. LLC                          (8,260)
                                                                Hawkeye Land Development Co, LLC                            (7,500)
                                                                Oilfield Business Investments-1, L.L.C.                          -
                                                                Midway Development Co, LLC                                (114,162)
                                                                Enron Capital & Trade Resources International          (17,917,729)
                                                                Corp.
                                                                Enron Energy Sevices Canada Corp.                          (75,283)
                                                                Enron Broadband Svcs Asia/Pacif Pte Ltd.                        (2)
                                                                LINGTEC Constructors L.P.                                  (65,942)
                                                                Enron Proje Yonetimi Limited Sirketi                             -
                                                                Enron Power & Industrial Construction Co                (1,637,962)
                                                                Enron Export Sales Ltd.                                          -
                                                                NEPCO Power Procurement Co.                             (2,687,735)
                                                                Enron South America LLC                                (25,319,247)
                                                                Enron Brazil Power Investments VI Ltd.                        (425)
                                                                Enron Reserve 6 B.V.                                        (8,870)
                                                                Enron Intl. Development Svcs, Inc.                        (818,458)
                                                                Enron Caribbean Basin LLC                               (6,471,617)
                                                                Enron Int'l Energy (Asia) Pte. Ltd.                              -
                                                                EPower Holdings Corp.                                   (1,631,114)
                                                                Enron Preferred Funding II L. P.                                (1)
                                                                Enron Preferred Funding L.P.                                     -
                                                                Enron Oil & Gas India Company                               (1,716)
                                                                EGEP Services Inc.                                      (1,170,282)
                                                                Green Power Partners I L.L.C.                           (9,384,493)
                                                                Enron Asset Holdings, LLC                               (8,358,138)
                                                                ENA Upstream Company, LLC                               (6,712,968)
                                                                Clinton Energy Mgmt. Services, Inc.                     (4,811,768)


Exhibit F, Schedule 3(a)               3

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
               Atlantic Commercial Finance, Inc.                TR Holdings (Bolivia) CV                                    (3,722)
                                                                Enron Global Mauritius Company, LLC                         (9,697)
                                                                Enron Mauritius Pakistan Company LLC                       (10,400)
                                                                ET Power 2 L.L.C.                                             (135)
                                                                Enron India CFH Ltd                                         (8,210)
                                                                Enron International Capital Mgmt Ltd                        (3,613)
                                                                Enron Asia-Pacific.Africa/China LLC                    (10,584,999)
                                                                Enron Reserve 3 B.V.                                       (57,397)
                                                                Enron Wengcheng Power C.V.                              (1,346,065)
                                                                Enron Nippon Holdings LLC                                 (258,558)
                                                                Enron Global LNG LLC                                   (24,490,245)
                                                                Enron Bahrain Gas Operations LLC                               (23)
                                                                Hainan Funding LLC                                          (1,901)
                                                                Hainan Holdings Ltd.                                      (118,447)
                                                                Enron Netherlands Holdings BV                              (93,824)
                                                                Enron Carribean Basin Finance, L.L.C.                     (187,494)
                                                                Calypso Pipeline, LLC                                   (3,879,656)
                                                                Mesquite Holdings BV (050)                                (801,000)
               Atlantic India Holdings Ltd.                     Enron Corp.                                                 (4,353)
               EDC Atlantic Ltd.                                Atlantic Commercial Finance Inc.                           (23,379)
               Enron Asia Pacific/Africa/China LLC              Enron Corp.                                            (18,795,299)
                                                                Transwestern Pipeline Company                                 (463)
                                                                Enron Development Funding Ltd.                              (1,239)
                                                                Enron International Merchant Hldngs Inc                   (162,805)
                                                                Enron Expat Services Inc.                                     (263)
                                                                Enron International Holdings Corp                          (72,956)
                                                                Enron India LLC                                             (5,503)
                                                                Enron Reserve 3 B.V.                                        (2,364)
                                                                Enron Wengcheng Power C.V.                                  (6,563)
                                                                Enron Nigeria Barge Holding Ltd.                            (1,000)
                                                                Hainan Meinan Power Company CJV                           (305,158)
                                                                Hainan Funding LLC                                        (472,926)
                                                                Enron Property & Services Corp.                             (6,194)
                                                                Enron Japan Holdings B.V.                                   (2,158)
                                                                Enron Japan Marketing Holdings B.V.                         (2,158)
                                                                Prisma Energy Intl (FKA Globl Asset Svc)                  (221,324)
               Enron Development Funding Ltd.                   Enron Wenchang Investments                                  (7,738)
                                                                Enron Corp.                                            (28,206,785)
                                                                Enron Pipeline Colombia LP                              (2,490,465)
                                                                Enron Colombia Investments LP                             (762,284)
                                                                EI Venezuela Holdings Ltd                                  (13,014)
                                                                Enron Americas, Inc                                           (500)
                                                                Enron Commercial Finance Ltd.                                 (996)
                                                                Enron Qatar LNG Marketing Ltd.                              (8,432)
                                                                Enron Industrial de Venezuela Ltd                      (51,324,928)
                                                                Enron International Bolivia Holdings Ltd               (76,563,178)
                                                                Enron Electric Brazil Ltd                                   (7,049)
                                                                Enron Gas de Venezuela Ltd                                  (6,376)
                                                                ECTR Mex Holdings BV (replaced by 2015)                 (2,488,020)
                                                                Enron Wind GmbH                                        (18,458,433)
                                                                Enron Electric Brazil Holdings Ltd                          (7,153)
                                                                Enron International Central America Ltd.                    (7,049)
                                                                Enron Int'l Central Amer. Holdings Ltd.                     (6,092)
                                                                Enron Brazil Power Holdings IV Ltd.                   (334,154,509)
                                                                Enron Brazil Power Holdings V Ltd.                      (6,458,979)
                                                                Enron Brazil Power Holdings VI Ltd.                         (5,708)
                                                                Enron Brazil Power Investments V Ltd.                      (70,893)
                                                                Enron Brazil Power Investments VI Ltd.                      (5,708)
                                                                Enron Brazil Power Investments X Ltd.                       (5,708)
                                                                Enron Brazil Power Holdings X Ltd.                          (5,708)
                                                                Prisma Energy Nicaragua Holdings Ltd.                       (5,083)
                                                                Enron Australia Energy Holdings Ltd                         (4,795)
                                                                Bijupira - Salema Development Co Ltd                        (4,790)
                                                                Enron Cote d'Ivoire Pipelines Ltd.                          (5,182)
                                                                Telecom MHC Limited                                    (19,993,015)


Exhibit F, Schedule 3(a)               4

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
                                                                Enron Changjiang Utilities Holdings Ltd.                    (4,687)
                                                                Enron Electrica de Venezuela I Ltd                          (5,620)
                                                                Enron Hainan Wenchang Company Ltd                           (4,577)
                                                                Enron Development Corp.                                   (234,328)
                                                                Enron Electrica ds Venezuela Hldgs Ltd                      (3,236)
                                                                Enron International China Pipeline Ltd                      (4,832)
                                                                Enron International Guatemala Ltd.                          (4,877)
                                                                Terraco Participacoes Ltd                             (177,544,643)
                                                                Enron International Korea Company Ltd                       (3,103)
                                                                Prisma Energy Guatemala Holdings Ltd.                   (4,093,528)
                                                                EPCA Argentina                                          (8,639,945)
                                                                EI Chengdu Power Holdings Ltd                          (58,428,837)
                                                                Enron Intl Global Funding Ltd                               (5,738)
                                                                Enron Oman Gas Ltd                                          (6,235)
                                                                Enron Gulf Holdings Ltd                                 (5,396,485)
                                                                Enron Nigeria Power Holding Ltd.                            (3,513)
                                                                Enron Nigeria Pipeline Holding Ltd                          (5,416)
                                                                Enron Brazil Power Holdings 19 Ltd                          (2,018)
                                                                Enron Columbia Power Marketing Ltd                          (2,208)
                                                                Enron Caribbean Basin LLC                               (3,432,425)
                                                                Atlantic India Holdings Ltd.                          (146,511,811)
                                                                Enron Qatar Investments Ltd.                                (7,061)
                                                                Enron Qatar Holdings Ltd.                                   (7,470)
                                                                Enron Brazil Services Ltd                              (33,021,588)
                                                                Enron Qatar Ltd.                                            (6,557)
                                                                Hainan Funding LLC                                     (28,752,182)
                                                                Hainan Holdings Ltd.                                       (16,179)
                                                                Enron Wenchang Holdings Co. Ltd.                           (24,095)
                                                                Enron Southern Africa Holdings                              (6,725)
                                                                Enron Southern Africa Development Ltd                      (16,068)
                                                                Enron Southern Africa Investments                           (6,610)
                                                                Enron Brazil Ltd                                            (6,509)
                                                                Enron Ennore Holdings Ltd                                   (7,132)
                                                                Enron Transportadora Uruguay Ltd                           (10,532)
                                                                Enron Intl Brazil Gas Holdings, LLC                        (12,896)
                                                                Enron (Bermuda) Limited                                 (6,563,927)
                                                                Enron Comercializadora de Energia Argent                    (9,569)
                                                                Enron Oil & Gas China Ltd.                                      (1)
                                                                Enron Egypt Power Ltd                                       (7,522)
                                                                Enron Transportation Services Ltd                           (7,434)
                                                                Enron Caribe III Ltd                                  (102,369,556)
                                                                Enron Development Turkey Ltd                                (7,286)
                                                                Enron Saudi Energy Ltd                                      (9,001)
                                                                Enron do Brazil Holdings Ltd                                  (150)
                                                                Enron Global Pakistan Ltd                                   (8,883)
                                                                Prisma Energy Transportadora Holdings                       (8,665)
                                                                Enron Brazil Power Holdings II Ltd                      (6,575,518)
                                                                Enron Brazil Power Investments I Ltd                        (5,172)
                                                                Enron Brazil Power Investments II Ltd                      (72,787)
                                                                Risk Management & Trading Corp.                         (1,528,151)
                                                                Enron Global Equity Ltd.                                    (3,487)
               Prisma Energy International Inc. (NOTE:  THE     Prisma Energy Intl (FKA Globl Asset Svc)                  (396,800)
               SUBSIDIARIES OF THIS ENTITY WERE MOVED INTO
               THIS GROUP DURING 2004)
                                                                Prisma Energy Brazil Power Holdings Ltd.                    (1,000)
                                                                Pan Holdings Vencaribe Limited                         (14,517,844)
                                                                Java Investments Ltd.                                  (11,514,152)
               Blackbird S.a.r.l.                               Prisma Energy International Inc.                        (7,403,153)
               Enron Poland Investment B.V.                     Prisma Energy International Inc.                        (8,386,510)
                                                                Blackbird S.a.r.l.                                      (7,460,067)
               Elektrocieplownia Nowa Sarzyna Sp. z o.o         Enron Europe Operations (advisor) Ltd.                    (772,713)
                                                                Enron Europe Operations (Supervisor) Ltd                   (85,857)
                                                                Enron Poland Investment BV (166)                        (5,953,863)
               Bolivia Holdings Ltd.                            ESAE-Empresa Sul Americana de EnergiaLtd                  (495,000)
                                                                Enron America do Sul Ltda. (815)                        (1,116,485)


Exhibit F, Schedule 3(a)               5

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
                                                                Enron Brazil Power Holdings II Ltd                            (273)
               *Prisma Energy Transportadora Holdings Ltd. fka  Atlantic Commercial Finance Inc.                            (3,722)
               Enron Transportadora Holdings Ltd.
                                                                Enron Broadband Services, Inc.                                (554)
                                                                Enron Caribbean Basin LLC                                 (171,876)
                                                                Bolivia Holdings Ltd.                                       (1,000)
               *Prisma Energy America do Sul Services Holdings  Enron South America LLC                                   (550,380)
               Ltd. fka Enron Brazil Services Ltd.
                                                                Enron Caribbean Basin LLC                                   (2,131)
                                                                Prisma Energy International Inc.                       (33,558,295)
               *Prisma Energy America do Sul Holdings Ltd.,     ESAE-Empresa Sul Americana de EnergiaLtd                (1,754,999)
               fka Enron Brazil Power Holdings II Ltd.
                                                                Enron America do Sul Ltda. (815)                        (3,958,445)
                                                                Prisma Energy International Inc.                        (8,902,360)
               *Prisma Energy America do Sul Services Ltd. fka  Prisma Energy International Inc.                           (61,927)
               Enron Brazil Ltd.
               Enron America do Sul Ltda.                       EBE-Empresa Brasileira de Energia Ltds                     (43,791)
                                                                Bolivia Holdings Ltd.                                   (1,116,485)
                                                                ESAE-Empresa Sul Americana de EnergiaLtd                (6,960,832)
                                                                Enron Comercializadora de Energia Ltda                      (5,407)
                                                                Enron Brazil Power Holdings II Ltd                      (3,958,445)
                                                                Prisma Energy International Inc.                        (2,909,047)
               *Prisma Energy America do Sul Ltd., fka Enron    Prisma Energy International Inc.                           (74,505)
               Brazil Power Investments II Ltd.
               Enron Caribe III Ltd.                            Bahia Las Minas Corp                                       (19,463)
                                                                Enron Overseas Services Corp                               (44,958)
                                                                Prisma Energy Global Expat Services LLC                    (21,381)
                                                                Prisma Energy Intl (FKA Globl Asset Svc)                   (55,871)
                                                                Prisma Energy International Inc.                      (109,556,084)
               Enron Internacional Panama, S.A                  Bahia Las Minas Corp                                      (118,552)
                                                                Enron Caribe III Ltd                                      (944,777)
                                                                Prisma Energy International Inc.                        (6,118,701)
               Bahia Las Minas Corp.                            Enron Panama Management Services LLC                    (1,009,609)
               Enron International Korea Holdings Company Ltd.  Prisma Energy International Inc.                            (6,598)
               Enron International Korea LLC                    Prisma Energy International Inc.                        (2,156,274)
               Enron Reserve 7 B.V.                             Enron Boliva CV                                           (192,433)
                                                                Enron Brazil Services Ltd                                  (37,239)
                                                                ESAE-Empresa Sul Americana de EnergiaLtd                (4,706,190)
                                                                Enron Caribbean Basin LLC                                  (60,981)
                                                                Enron Netherlands Holdings BV                             (108,589)
               Enron Subic Power Corp.                          Enron Asia-Pacific.Africa/China LLC                       (211,955)
               Mesquite Holdings B.V.                           Enron Power Holdings C.V.                                   (8,169)
                                                                Enron Turkey Energy BV (647)                               (35,093)
               Enron Turkey Energy B.V.                         Enron Power Holdings C.V.                                   (6,514)
               Enron Power Holdings C.V.                        Enron Development Funding Ltd.                          (4,655,700)
                                                                Enron Power Holdings (Turkey) BV (80W)                 (59,991,919)
               Enron Power Holdings (Turkey) B.V.               Mesquite Holdings BV (050)                                 (13,094)
                                                                Wing International, Ltd.                                (7,457,602)
               Trakya Elektrik Uretim ve Ticaret A.S.           Enron Power Holdings C.V.                               (3,035,985)
                                                                Enron Power Holdings (Turkey) BV (80W)                 (68,196,666)
                                                                Wing International, Ltd.                               (12,853,394)
               Wing International, Ltd. (acquired 9/22/2004 )   Enron Corp.                                             (3,293,637)
               *PEI International Americas LLC, fka Enron       Enron Panama Management Services LLC                    (1,006,719)
               International Americas LLC
               Enron Panama Management Services L.L.C.          Enron Corp.                                               (263,901)
                                                                Prisma Energy Intl (FKA Globl Asset Svc)                   (11,622)
                                                                Prisma Energy International Inc.                        (1,090,688)
               *PEI Transredes Services LLC, fka Enron          Enron Corp.                                               (636,170)
               Transredes Services L.L.C.
                                                                Enron South America LLC                                   (649,808)
                                                                Enron International Americas Corp                           (1,499)
                                                                Prisma Energy Global Expat Services LLC                   (434,494)
                                                                Prisma Energy International Inc.                          (339,877)
               PEI Accroven Services B.V. (acquired 8/31/2004)  Prisma Energy International Inc.                            (3,383)


Exhibit F, Schedule 3(a)               6

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
               PEI Venezuela Services LLC  (incorporated        Industrias Ventane, S.A.                                        (1)
               4/2/2004)
               Enron Reserve 6 B.V.                             Prisma Energy Intl (FKA Globl Asset Svc)                   (17,673)
                                                                Prisma Energy International Inc.                           (58,074)
               *Prisma Energy Europe Limited, fka Enron Europe  Enron Corp.                                                (78,084)
               Operations (Advisor) Ltd.
                                                                Enron Europe Operations (Supervisor) Ltd                    (7,808)
                                                                Enron North America Corp.                                 (222,298)
                                                                Enron Net Works LLC                                         (2,594)
                                                                Prisma Energy Intl (FKA Globl Asset Svc)                   (43,243)
               *Prisma Energy Accroven Holdings Ltd., fka       Compression Projects Finance Ltd.                         (180,000)
               Enron Industrial de Venezuela Ltd.
                                                                Prisma Energy International Inc.                       (40,996,001)
               *Prisma Energy Projects Finance Ltd., fka        Atlantic Commercial Finance Inc.                            (1,000)
               Compression Projects Finance Ltd.
                                                                Enron Development Funding Ltd.                          (2,558,475)
                                                                Enron Corp.                                               (497,715)
               *Prisma Energy Brazil PD Holdings Ltd., fka      Atlantic Commercial Finance Inc.                              (848)
               Enron Brazil Power Holdings V Ltd.
                                                                Prisma Energy International Inc.                       (12,140,295)
               *Prisma Energy Brazil Power Investments Ltd.,    Prisma Energy International Inc.                           (73,419)
               fka Enron Brazil Power Investments V Ltd.
               Enron Investimentos Energeticos Ltda.            Enron America do Sul Ltda. (815)                          (270,388)
               EPC - Empresa Paranaense Comercializadora Ltda.  Enron America do Sul Ltda. (815)                        (1,953,770)
               *Prisma Energy Brazil Finance Ltd., fka Enron    EPC-Empresa Paranaense Com. Ltda.                          (25,148)
               Brazil Power Holdings IV Ltd.
                                                                Eletricidade e Servicos SA                                (154,459)
                                                                Enron Investimentos Energeticos Ltda                        (2,805)
                                                                Energia Total do Brasil Ltda                               (25,923)
                                                                Enron South America LLC                                       (724)
                                                                Enron Caribbean Basin LLC                                 (433,736)
                                                                Prisma Energy International Inc.                      (333,474,403)
               ETB - Energia Total do Brasil Ltda.              Eletricidade e Servicos SA                             (17,866,027)
                                                                Enron America do Sul Ltda. (815)                       (14,280,929)
               ELEKTRO - Eletricadade e Servicos S.A.           EPC-Empresa Paranaense Com. Ltda.                       (7,385,052)
                                                                Enron Investimentos Energeticos Ltda                      (819,198)
                                                                Enron America do Sul Ltda. (815)                            (2,407)
               Terraco Investments Ltd.                         Prisma Energy International Inc.                      (177,544,642)
               Prisma Energy CB Limited (incorporated           Prisma Energy Intl (FKA Globl Asset Svc)                    (2,383)
               5/24/2004)
                                                                Prisma Energy International Inc.                            (1,544)
               EPE Investments Ltd.                             EPE Holdings Ltd.                                               (6)
               EPE - Empresa Produtora de Energia Ltda.         EPE Holdings Ltd.                                       (1,072,234)
                                                                Enron Netherlands Holdings BV                           (7,711,766)
               *Prisma Energy International Bolivia Holdings    Transborder Gas Services Ltd                            (1,319,768)
               Ltd.; fka Enron International Bolivia Holdings
               Ltd.
                                                                Prisma Energy International Inc.                       (70,911,361)
                                                                Prisma Energy CB Limited                                  (125,000)
               Enron International Bolivia Investments Ltd.     Enron Corp.                                                 (1,888)
               GasOriente Boliviano Ltda.                       Enron International Bolivia Holdings Ltd               (51,109,000)
               *Prisma Energy EN - Electricidade Holdings       Prisma Energy International Inc.                            (9,172)
               Ltd., fka Enron Electric Brazil Holdings Ltd.
               *Prisma Energy EN - Electricidade Investments    Prisma Energy International Inc.                            (9,070)
               Ltd., fka Enron Electric Brazil Ltd.
               EN Eletricidade do Brasil Ltda.                  Enron America do Sul Ltda. (815)                           (13,770)
               *Prisma Energy Geracao Holdings Ltd., fka Enron  Prisma Energy International Inc.                            (7,288)
               Brazil Power Holdings X Ltd.
               *Prisma Energy Geracao Investments Ltd., fka     Prisma Energy International Inc.                            (7,390)
               Enron Brazil Power Investments X Ltd.
               Geracao Centro Oeste Ltda.                       Enron America do Sul Ltda. (815)                          (886,351)
               Transborder Gas Services Ltd.                    GasOcidente do Mato Grosso Ltda.                        (1,646,054)
                                                                Prisma Energy Intl (FKA Globl Asset Svc)                   (18,000)
                                                                EPE-Empresa Produtora de Energia Ltda                   (1,118,840)
                                                                GasOriente Boliviano Ltda. GOB. Ltda.                   (3,446,626)


Exhibit F, Schedule 3(a)               7

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
               GasMat Investments Ltd.                          Enron Corp.                                                 (1,529)
               *Prisma Energy Colombia Holdings Ltd., fka ECT   Enron Corp.                                            (13,417,303)
               Colombia Pipeline Holdings 2 Ltd.
                                                                Enron Development Funding Ltd.                            (915,376)
                                                                Prisma Energy International Inc.                       (30,167,190)
               Centragas - Transportadora de Gas de la Region   Enron Development Funding Ltd.                          (3,488,559)
               Central  de Enron Development & Cia, S.C.A.
               *Prisma Energy Global Expat Services LLC, fka    Atlantic Commercial Finance Inc.                            (1,000)
               Global Expat Services LLC
                                                                Enron Property & Services Corp.                               (388)
                                                                Enron Overseas Services Corp                                (7,080)
                                                                Enron Intl Brazil Gas Holdings, LLC                       (142,453)
                                                                Prisma Energy Intl (FKA Globl Asset Svc)                (2,205,515)
                                                                Prisma Energy International Inc.                        (1,213,321)
               *Prisma Energy Guatemala Holdings Ltd., fka      Enron Caribbean Basin LLC                               (3,419,463)
               Enron Guatemala Holdings Ltd.
                                                                Prisma Energy International Inc.                        (5,154,388)
               Enron Servicios Guatemala, Limitada              Enron Development Funding Ltd.                            (874,449)
                                                                Prisma Energy Global Expat Services LLC                    (38,769)
               Electricidad del Pacifico, S.A.                  Enron Servicios Guatemala, Limitada                           (198)
               Prisma Energy International Services, LLC        Enron Management, Inc.                                     (30,273)
                                                                Enron South America LLC                                    (58,535)
                                                                Enron India LLC                                               (300)
                                                                Bolivia Holdings Ltd.                                       (9,725)
                                                                Hainan Funding LLC                                         (37,885)
                                                                Enron Net Works LLC                                     (1,538,605)
                                                                Enron Property & Services Corp.                           (300,452)
               V. Holdings Industries, S.A.                     The Protane Corporation                                (20,000,000)
                                                                Industrias Ventane, S.A.                                   (61,014)
               Finven Financial Institution Limited             Industrias Ventane, S.A.                                    (5,324)
                                                                V. Holdings Industries, S.A.                                  (286)
                                                                Java Investments Ltd.                                     (311,264)
               Java Investments Ltd.                            Enron Development Funding Ltd.                         (25,996,257)
               VENGAS, S.A.                                     Enron Corp.                                                 (1,539)
               Pan Holdings Vencaribe Limited                   Industrias Ventane, S.A.                                    (1,193)
               *Prisma Energy Nicaragua Holdings Ltd., fka      Prisma Energy International Inc.                        (4,511,840)
               Enron Caribe VI Ltd.
               *Prisma Energy de Nicaragua Ltd., fka Enron de   Prisma Energy International Inc.                            (2,019)
               Nicaragua Ltd.
               Enron Power Philippines Corp.                    Enron Corp.                                               (124,437)
                                                                Enron Development Funding Ltd.                         (70,943,942)
                                                                Enron Development Corp.                                     (7,279)
               Batangas Power Corp.                             Enron Corp.                                                (11,929)
                                                                Enron Development Funding Ltd.                          (8,409,600)
                                                                Enron Power Philippines Corp.                             (119,997)
                                                                Enron Subic Power Corp.                                       (436)
                                                                Enron Asia-Pacific.Africa/China LLC                       (282,593)
                                                                Enron Caribbean Basin LLC                                       (9)
               Enron Development Management Ltd.                Enron Corp.                                                 (3,958)
               Enron Hainan Ltd.                                Enron Corp.                                                 (1,541)
               Hainan Funding LLC                               Enron Corp.                                                (68,316)
                                                                Hainan Meinan Power Company CJV                        (16,621,060)
                                                                Enron Wenchang Holdings Co. Ltd.                        (2,135,472)
               Enron International (Philippines) Ltd.           Enron Corp.                                                 (1,538)
               Enron International Chengdu Power Holdings Ltd.  Enron Corp.                                               (151,588)
               Enron International China CP Ltd.                Enron Corp.                                                 (1,538)
               Enron International Korea Holdings Corp.         Enron Corp.                                               (773,543)
                                                                Enron International Korea Company Ltd                      (96,487)
               Enron Australia Energy Holdings Ltd.             Enron International Merchant Hldngs Inc                     (1,000)
               Enron Australia Finance Holdings Ltd.            Enron Corp.                                                 (1,668)
               Enron Australia Holdings Ltd.                    Enron Corp.                                                 (1,668)
               Enron International Philippines Holdings Ltd.    Enron Corp.                                                 (1,879)
               Enron International Philippines Investments Ltd. Enron Corp.                                                 (4,070)
               Enron International Thailand NSM Ltd.            Enron Corp.                                                 (3,771)
               Enron Japan Holdings B.V.                        Enron Corp.                                                 (6,602)


Exhibit F, Schedule 3(a)               8

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
               Enron Japan Marketing Holdings B.V.              Enron Corp.                                                 (1,670)
               Enron Nigeria Barge Holding Ltd.                 Enron Nigeria Power Holding Ltd.                          (201,000)
               Enron Papua New Guinea Ltd.                      Enron Corp.                                                 (1,538)
                                                                Enron Development Funding Ltd.                             (72,476)
               Enron Wenchang Holdings Company Ltd.             Enron Wenchang Investments                                (132,042)
                                                                Enron Hainan Wenchang Company Ltd                       (6,984,429)
                                                                Enron Wengcheng Power C.V.                                (676,454)
               Enron Hainan Wenchang Company Ltd.               Enron Corp.                                                 (1,565)
               Hainan Holdings Ltd.                             Enron Corp.                                                 (1,813)
                                                                Enron Wengcheng Power C.V.                             (18,909,671)
                                                                Enron Wenchang Holdings Co. Ltd.                          (340,001)
               Enron Reserve III B.V.                           Enron Corp.                                                (14,303)
                                                                Enron Wengcheng Power C.V.                                 (21,561)
                                                                Hainan Holdings Ltd.                                      (110,000)
               Enron Wenchang Power C.V.                        Enron Corp.                                                (34,276)
                                                                Hainan Funding LLC                                     (10,974,488)
               Enron Wenchang Investments Ltd.                  Enron Corp.                                                 (1,565)
               Multiva Holdings, Ltd.                           Enron Corp.                                                 (2,188)
               Enron Southern Africa Development Ltd.           Enron Southern Africa Holdings                                 (99)
                                                                Enron Southern Africa Investments                               (1)
               Enron Brazil Power Holdings XI Ltd.              Enron Corp.                                                   (366)
               Enron Brazil Power Investments XI Ltd.           Enron Corp.                                                   (366)
                                                                Atlantic Commercial Finance Inc.                       (25,566,266)
                                                                The Protane Corporation                                   (308,204)
                                                                PEI Transredes Services LLC                               (339,877)
                                                                Enron LNG Power (Atlantic) Ltd.                               (105)
                                                                Enron International Bolivia Holdings Ltd                  (109,000)
                                                                Enron Gas de Venezuela Ltd                                 (24,000)
                                                                Prisma Energy Nicaragua Holdings Ltd.                      (31,150)
                                                                Enron Expat Services Inc.                                 (149,596)
                                                                Enron Internacional Panama SA                           (6,120,098)
                                                                Enron Panama Management Services LLC                      (903,719)
                                                                Generacion Mediterranea S. A.                               (7,923)
                                                                Enron Americas LNG Company                                     (35)
                                                                Enron Colombia Transportation B.V.                            (401)
                                                                Enron Asia-Pacific.Africa/China LLC                     (2,211,916)
                                                                Enron South America LLC                                   (710,789)
                                                                Enron Reserve 3 B.V.                                       (21,894)
                                                                Enron Wengcheng Power C.V.                                  (6,887)
                                                                Enron Reserve 7 BV                                            (358)
                                                                Enron Reserve 6 B.V.                                       (39,204)
                                                                Enron Intl. Development Svcs, Inc.                        (761,776)
                                                                Enron Middle East LLC                                      (17,064)
                                                                Hainan Funding LLC                                        (689,542)
                                                                Enron Property & Services Corp.                           (511,551)
                                                                Enron Intl Brazil Gas Holdings, LLC                       (202,874)
                                                                Prisma Energy Global Expat Services LLC                   (935,917)
                                                                Prisma Energy Intl (FKA Globl Asset Svc)                (3,861,231)
                                                                Enron LNG Development Corp                                    (110)
                                                                Enron Caribe III Ltd                                      (153,327)
                                                                Enron LNG Atlantic Holdings Ltd                               (627)
               Enron Venezuela Ltd.                             Enron Corp.                                                   (130)
                                                                Atlantic Commercial Finance Inc.                           (80,859)
               Energy Caribbean Finance Company                 Enron Corp.                                                 (1,565)
               The Protane Corporation                          Enron Americas, Inc                                       (308,204)
               Enron Caribbean Holdings Ltd.                    Enron Corp.                                                 (1,676)
               Enron Caribbean Finance Ltd.                     Enron Development Funding Ltd.                             (90,776)
               Enron Colombia Holdings Ltd.                     Enron Corp.                                                (24,146)
               Enron Colombia Power Marketing Holding Ltd.      Enron Corp.                                                   (130)
               Enron Colombia Energy B.V.                       Enron Corp.                                                 (2,999)
                                                                Atlantic Commercial Finance Inc.                            (6,342)
               Enron Power Colombia C.V.                        Atlantic Commercial Finance Inc.                            (5,339)
               Enron Colombia Transportation B.V.               Enron Corp.                                                (14,820)
               Enron Global LNG LLC                             Enron Engineering and Construction Co.                          (1)
                                                                ECT Global Resources Corp.                                      (1)


Exhibit F, Schedule 3(a)               9

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
                                                                Enron Global Mauritius Company, LLC                         (3,550)
                                                                Enron Mauritius Pakistan Company LLC                        (3,560)
                                                                Enron Development Funding Ltd.                                (291)
                                                                Enron Natural Gas Marketing Corp.                               (1)
                                                                Enron Broadband Services, Inc.                              (2,045)
                                                                EFS I, Inc. (fka Limbach Facility Svcs)                        (20)
                                                                Enron North America Corp.                                  (69,188)
                                                                Enron Administrative Services Corp.                             (1)
                                                                Enron Power Marketing, Inc.                                    (37)
                                                                Peregrine I L.L.C.                                              (1)
                                                                Enron Caribbean Basin LLC                                      (35)
                                                                Enron LNG Marketing LLC                                         (2)
                                                                Enron Broadband Services, LP                                    (2)
                                                                Enron Capital & Trade Resources Intl                        (5,693)
                                                                Enron Energy Marketing Corp                                     (1)
                                                                Kingfisher I LLC                                                (1)
                                                                Enron Global Markets LLC                                    (1,721)
                                                                Enron Industrial Market LLC                                 (2,702)
                                                                Garden State Paper LLC                                        (518)
                                                                ECTMI Trutta Holdings LP                                        (1)
                                                                BAM Lease Company                                               (1)
                                                                Compagnie Papiers Stadacona Ltee.                              (34)
                                                                EBF LLC                                                       (221)
               Calypso Pipeline, L.L.C.                         Enron Corp.                                                (36,113)
               Hawksbill Creek LNG, Ltd.                        Enron Corp.                                                 (2,947)
               Enron LNG Atlantic Holdings Ltd.                 Enron Corp.                                                (22,225)
               Enron Venezuela LNG (Netherlands) Holdings, B.V. Enron Corp.                                                (12,316)
               Enron LNG (BVI) Marketing Ltd.                   Enron Corp.                                                   (842)
               Enron LNG Marketing LLC                          Enron Broadband Services, Inc.                              (5,726)
                                                                Enron North America Corp.                                 (888,607)
                                                                Enron Net Works LLC                                        (41,911)
                                                                Enron Capital & Trade Resources Intl                       (36,347)
                                                                Enron Energy Marketing Corp                                    (13)
                                                                Enron Global Markets LLC                                    (7,288)
                                                                Enron Industrial Market LLC                                 (9,020)
                                                                Garden State Paper LLC                                      (5,807)
                                                                EBF LLC                                                       (616)
               Enron LNG Shipping Company                       Enron Corp.                                                (75,212)
               Enron Pipe Gas C.V.                              Enron Development Funding Ltd.                             (15,620)
               Enron India LLC                                  Enron Corp.                                                 (7,905)
                                                                Atlantic Commercial Finance Inc.                       (10,659,137)
                                                                Enron Global Mauritius Company, LLC                         (1,400)
                                                                Enron Mauritius Pakistan Company LLC                        (1,400)
                                                                Enron India CFH Ltd                                           (700)
                                                                Atlantic India Holdings Ltd.                            (1,845,593)
                                                                Enron Net Works LLC                                       (413,089)
                                                                Enron Property & Services Corp.                             (3,184)
               Enron Fuels Services Holding Ltd.                Enron Corp.                                                   (704)
                                                                Enron Development Funding Ltd.                            (266,398)
               Enron MHC LNG India Ltd.                         Enron Corp.                                                 (7,232)
               Enron India Telecom Ltd.                         Enron Corp.                                                 (1,538)
               Telecom MHC Limited                              Enron Corp.                                                 (1,600)
               Enron International Bangladesh Power Holding     Enron Corp.                                                 (1,641)
               Co. Ltd.
               Enron International Power Barge Ltd.             Enron Corp.                                                 (1,539)
                                                                Enron Development Funding Ltd.                            (176,142)
               Enron International CMI Ltd.                     Enron Corp.                                                 (1,676)
               Enron MHC India Development Ltd.                 Enron Corp.                                                 (7,200)
               Enron International Ennore Ltd.                  Enron Corp.                                                 (3,297)
               Ennore Energy Company Ltd.                       Enron Corp.                                                 (3,300)
               Enron International India Ltd.                   Enron Corp.                                                 (4,002)
                                                                Atlantic Commercial Finance Inc.                                (2)
                                                                Enron Development Funding Ltd.                             (16,919)
               Enron Distribution Ventures MHC Ltd.             Enron Corp.                                                 (3,732)



Exhibit F, Schedule 3(a)               10

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
               Enron India CFH Ltd.                             Enron Corp.                                                 (1,083)
                                                                Enron International India Ltd                                   (2)
               Enron International PAL India Ltd.               Enron Corp.                                                 (3,869)
               Enron International B.V.                         Enron Corp.                                                (12,338)
               Enron Middle East LLC                            Enron Corp.                                                (14,274)
                                                                Atlantic Commercial Finance Inc.                          (816,372)
                                                                Enron Engineering and Construction Co.                         (11)
                                                                Enron Global Mauritius Company, LLC                         (3,500)
                                                                Enron Mauritius Pakistan Company LLC                        (3,500)
                                                                Enron Development Funding Ltd.                                 (76)
                                                                Enron Australia Pty. Limited                                  (848)
                                                                Enron India LLC                                             (3,394)
                                                                Enron Bahrain Gas Operations LLC                               (23)
                                                                Enron Net Works LLC                                       (122,956)
                                                                Enron Oman Gas Pipeplie Operations Ltd.                     (1,000)
                                                                Enron Property & Services Corp.                               (138)
               Enpak Holdings Ltd.                              Enron Corp.                                                 (1,544)
               Enpak Investments Ltd.                           Enron Corp.                                                 (1,674)
               Enpak Power Company Ltd.                         Enron Corp.                                                 (1,454)
               Enpak Power (Private) Company                    Enron Corp.                                                (13,303)
               Enron Gulf Holdings Ltd.                         Enron Middle East LLC                                       (1,000)
               Enron Middle East Ltd.                           Enron Corp.                                                 (2,034)
               Enron Palestine Inc.                             Enron Corp.                                                 (4,148)
               Enron Gaza International Ltd.                    Enron Corp.                                                 (3,978)
                                                                Enron Development Funding Ltd.                            (125,321)
               Enron Power Services B.V.                        Atlantic Commercial Finance Inc.                        (3,750,915)
                                                                Enron Engineering and Construction Co.                         (32)
                                                                Enron Corp.                                                (30,817)
               Enron Reserve 4 B.V.                             Enron Corp.                                                 (2,157)
               Enron Power Management B.V.                      Enron Corp.                                                 (3,412)
               Enron Proje Yonetimi Limited Sirketi             Enron Corp.                                                      -
               Enron Reserve 8 B.V. i.l.                        Enron Corp.                                                (17,997)
                                                                Atlantic Commercial Finance Inc.                            (5,594)
               Enron Reserve 9 B.V. i.l.                        Enron Corp.                                                 (5,114)
                                                                Atlantic Commercial Finance Inc.                            (3,755)
               Enron Reserve I B.V.                             Enron Corp.                                                 (5,240)
               Enron Reserve II B.V.                            Enron Corp.                                                (18,169)
               Offshore Power Operations C.V.                   Enron Corp.                                                   (625)
                                                                Transwestern Pipeline Company                               (2,000)
                                                                Atlantic Commercial Finance Inc.                            (5,242)
                                                                Enron Development Funding Ltd.                                (138)
                                                                Enron International Brazil Investments                      (8,530)
                                                                Enron Industrial de Venezuela Ltd                          (40,881)
                                                                Enron International Bolivia Holdings Ltd                (4,594,000)
                                                                Enron Brazil Power Holdings V Ltd.                        (364,502)
                                                                Global Petroleum and Gas Industry Ltd.                     (31,112)
                                                                Miss Kitty, LLC                                               (100)
                                                                Generacion Mediterranea S. A.                          (11,315,383)
                                                                Enron de Inversiones de Energia                           (109,684)
                                                                EPCA Argentina                                         (11,323,552)
                                                                Enron Asia-Pacific.Africa/China LLC                     (2,109,891)
                                                                Bolivia Holdings Ltd.                                     (352,337)
                                                                Enron Brazil Ltd                                           (53,852)
                                                                Enron Property & Services Corp.                             (3,285)
                                                                Enron America do Sul Ltda. (815)                        (2,668,741)
                                                                Enron Comercializadora de Energia Argent                  (236,140)
                                                                Enron Argentina CIESA Holding S. A.                     (1,345,817)
                                                                Enron Intl Asset Managment Corp                           (649,808)
                                                                Prisma Energy Transportadora Holdings                     (853,006)
                                                                Enron Brazil Power Holdings II Ltd                      (2,210,077)
                                                                Enron Brazil Power Investments I Ltd                        (3,378)
               Belo Horizonte Power Ltd.                        Enron Corp.                                                 (2,435)
               Brazil Energy Investments Ltd.                   Enron Corp.                                                 (1,610)
               Enron Brazil Power Investments XII Ltd.          Enron Corp.                                                      -
               Enron Argentina Development Ltd.                 Enron Corp.                                                 (1,963)


Exhibit F, Schedule 3(a)               11

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
               Enron Brazil Power Holdings I Ltd.               Enron Development Funding Ltd.                             (12,578)
               Enron Brazil Power Holdings III Ltd.             Enron Corp.                                                 (1,539)
               Enron Brazil Power Investments III Ltd.          Enron Corp.                                                 (1,540)
               EBD - Empresa Brasileira Distribuidora Ltda.     Enron America do Sul Ltda. (815)                           (44,341)
               Enron Brazil Power Holdings VII Ltd.             Enron Corp.                                                   (627)
               Enron Brazil Power Investments VII Ltd.          Enron Corp.                                                 (2,077)
               Enron Brazil Power Holdings XVIII Ltd.           Enron Corp.                                                 (2,075)
               Enron Brazil Power Investments XVIII Ltd.        Enron Corp.                                                 (1,560)
               RJG - Rio de Janeiro Generation Ltda.            Enron America do Sul Ltda. (815)                          (397,946)
               Enron Development Belo Horizonte Ltd.            Enron Corp.                                                 (1,669)
               Enron Brazil Development C.V.                    Enron Corp.                                                   (336)
                                                                Prisma Energy Intl (FKA Globl Asset Svc)                    (1,326)
               Enron Electric Power Brazil C.V.                 Enron Corp.                                                 (2,338)
               Enron do Brazil Holdings Ltd.                    Enron International Bolivia Holdings Ltd                   (24,000)
                                                                Enron Caribbean Basin LLC                                   (9,083)
               Enron do Brazil Investments Ltd.                 Enron Corp.                                                 (1,878)
               Enron International Bahia Holdings Ltd.          Enron Corp.                                                   (519)
               Enron Transportadora de Bolivia Ltd.             Enron Corp.                                                 (2,010)
               Global Petroleum & Gas Industry II Limited       Enron Corp.                                                 (1,671)
               Rio Energia Holdings Ltd.                        Enron Corp.                                                 (1,236)
                                                                Rio Energia Ltda.                                             (305)
               Rio Energia Investments Ltd.                     Enron Corp.                                                   (425)
                                                                Rio Energia Ltda.                                               (3)
               Southern Brazil Electric Holdings Ltd.           Enron Corp.                                                 (2,248)
               Enron Sao Paulo Investments Ltd.                 Enron Corp.                                                 (2,120)
               Enron Electric Sao Paulo C.V.                    Enron Corp.                                                 (1,570)
               Southwest Brazil Electric Holdings Ltd.          Enron Corp.                                                 (1,667)
               Enron Mato Grosso do Sul Investments Ltd.        Enron Corp.                                                 (2,111)
               Enron Electric Mato Gross do Sul C.V.            Enron Corp.                                                 (1,342)
               ET Power 1 LLC                                   Enron Corp.                                                 (8,414)
                                                                Atlantic Commercial Finance Inc.                          (311,139)
               LFT Power I, LLC                                 Atlantic Commercial Finance Inc.                                (2)
               LFT Power II, LLC                                Atlantic Commercial Finance Inc.                       (11,473,215)
               ET Power 3 LLC                                   Enron Corp.                                                (63,928)
               Travamark Two B.V.                               Enron Corp.                                                (41,572)
               Offshore Power Production C.V.                   Travamark Two B.V.                                            (100)
                                                                NTM Holdings Ltd.                                           (1,000)
               Azurix Corp.                                     Azurix Mexico City BV-Dutch                                (17,008)
                                                                Azurix Germany B.V.                                        (44,308)
                                                                Azurix IASA B.V.                                           (15,876)
               Operadora de Buenos Aires S.R.L.                 Azurix AGOSBA S.R.L.                                        (1,050)
                                                                Azurix Argentina Finance Ltd.                           (2,415,394)
               Azurix Argentina Holding, Inc.                   Azurix AGOSBA S.R.L.                                          (300)
               Azurix AGOSBA S.R.L.                             Azurix Argentina Finance Ltd.                             (191,751)
               Azurix Argentina Services S.R.L.                 Azurix Corp.                                                (2,831)
               Azurix Cancun B.V.                               Azurix Corp.                                            (9,282,165)
               Azurix Isla Mujeres B.V.                         Azurix Corp.                                                (3,419)
               Bam Lease Company                                Enron Broadband Services, Inc.                             (20,918)
                                                                Enron North America Corp.                                 (163,121)
                                                                Enron Net Works LLC                                        (53,681)
                                                                Enron Capital & Trade Resources Intl                      (101,696)
                                                                Kingfisher I LLC                                       (48,741,541)
                                                                Enron Global Markets LLC                                   (28,919)
                                                                Enron Industrial Market LLC                                (29,839)
                                                                Garden State Paper LLC                                     (23,695)
                                                                EBF LLC                                                     (2,296)
               Kingfisher I LLC                                 Enron Corp.                                             (7,428,879)
                                                                Enron Broadband Services, Inc.                             (47,796)
                                                                Enron North America Corp.                               (1,307,331)
                                                                Enron Net Works LLC                                     (1,503,866)
                                                                Enron Capital & Trade Resources Intl                      (202,029)
                                                                Enron Energy Marketing Corp                                   (169)
                                                                Enron Energy Services Operation, Inc.                     (164,473)
                                                                Enron Global Markets LLC                                   (53,866)
                                                                Enron Industrial Market LLC                                (78,175)


Exhibit F, Schedule 3(a)               12

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
                                                                Garden State Paper LLC                                     (36,181)
                                                                EBF LLC                                                     (4,484)
                                                                Enron Gas Liquids, Inc.                                   (445,247)
                                                                Enron North America Corp.                               (4,352,960)
                                                                Enron Reserve Acquisition Corp.                           (671,761)
                                                                Enron Power Marketing, Inc.                                (64,145)
                                                                Enron Energy Services, Inc.                               (696,948)
               East Java Funding Corp. B.V.                     Enron Corp.                                                   (110)
               EGP Fuels Company                                Enron Methanol Company                                     (12,804)
                                                                Enron Corp.                                            (16,841,160)
                                                                Enron Net Works LLC                                           (721)
               PE Holdings LLC                                  Enron Corp.                                                    (24)
               Whitewing Associates LLC. - Uncon                Enron Corp.                                           (938,656,378)
               Anhinga, L.P.                                    RMS Management, LLC                                           (824)
               ENA Asset Holdings L.P.                          Peregrine I L.L.C.                                        (702,845)
                                                                Kingfisher I LLC                                          (702,845)
               Merlin Acquisition L.P.                          ECT Columbia P/L Holdings 2 Ltd.                       (53,131,668)
               SE Acquisition, L.P.                             Blue Heron I L.L.C.                                        (14,390)
               Peregrine I LLC                                  Enron Corp.                                           (175,064,347)
                                                                Enron Broadband Services, Inc.                             (47,796)
                                                                Enron North America Corp.                               (1,307,331)
                                                                Enron Net Works LLC                                     (1,503,866)
                                                                Enron Capital & Trade Resources Intl                      (201,852)
                                                                Enron Energy Marketing Corp                                   (169)
                                                                Enron Energy Services Operation, Inc.                     (164,473)
                                                                Enron Global Markets LLC                                   (53,867)
                                                                Enron Industrial Market LLC                                (78,175)
                                                                Garden State Paper LLC                                     (36,181)
                                                                EBF LLC                                                     (4,484)
               Generacion Mediterranea, S.A.                    Enron Corp.                                             (5,390,353)
                                                                Enron Expat Services Inc.                                 (875,887)
                                                                Enron North America Corp.                               (2,551,995)
                                                                Enron South America LLC                                (11,279,335)
                                                                Enron Caribbean Basin LLC                                   (7,923)
                                                                Enron Net Works LLC                                       (115,453)
                                                                Enron Property & Services Corp.                             (5,246)
                                                                Enron Asset Management Resources, Inc                      (24,575)
                                                                Enron Comercializadora de Energia Argent                  (271,623)
                                                                Enron International Inc                                 (3,699,540)
               Enron BW Holdings Ltd.                           Enron Development Funding Ltd.                          (5,798,741)
               Enron Diversified Investments Corp.              Enron Corp.                                                (40,217)
               Enron Capital LLC                                Enron Corp.                                                 (5,326)
               Enron Leasing Partners, L.P.                     Enron Corp.                                                (11,130)
               Enron Ceska Republika B.V.                       Enron Corp.                                                 (6,147)
               Enron Communications Group, Inc.                 Enron Corp.                                                (48,289)
               Enron Broadband Services, Inc.                   Enron Corp.                                           (214,913,519)
                                                                Transwestern Pipeline Company                               (3,417)
                                                                ECT WR-Z LLC                                                   (68)
                                                                Enron Australia Pty. Limited                                  (761)
                                                                Enron Communications Leasing Corp                         (390,000)
                                                                EOC Preferred, L.L.C.                                         (230)
                                                                Enron Capital & Trade Resources Intl                      (102,380)
                                                                Enron Energy Services Operation, Inc.                   (2,663,686)
                                                                Enron Global Markets LLC                                   (54,644)
                                                                Enron Industrial Market LLC                                (68,924)
                                                                Garden State Paper LLC                                     (26,663)
                                                                MEB-II, L.L.C.                                                (100)
                                                                EBF LLC                                                     (5,450)
                                                                Generacion Mediterranea S. A.                             (132,718)
               Big Island VIII, L.L.C.                          Enron Corp.                                                   (528)
                                                                Enron Broadband Services, Inc.                                  (3)
               DataSystems Group, Inc.                          Enron Corp.                                                (54,481)
               EBS Global Cable and Satellite, Inc.             Enron Broadband Services, Inc.                              (1,085)
               ECI-Nevada Corp.                                 Enron Corp.                                             (3,363,234)
               ECI-Texas, L.P.                                  Enron Corp.                                                (53,150)


Exhibit F, Schedule 3(a)               13

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
                                                                Enron Broadband Services, Inc.                              (1,232)
               EnRock Management, LLC                           Enron Corp.                                                (28,084)
                                                                Enron Broadband Services, Inc.                             (90,052)
               EnRock, L.P.                                     Enron Corp.                                               (207,588)
                                                                Enron Broadband Services, Inc.                                  (1)
               Enron Broadband Services, L.P.                   Enron Corp.                                               (410,409)
                                                                Enron Broadband Services, Inc.                            (282,939)
                                                                Enron North America Corp.                                 (116,207)
                                                                Enron Net Works LLC                                        (13,742)
                                                                Enron Capital & Trade Resources Intl                       (42,738)
                                                                Enron Energy Marketing Corp                                     (4)
                                                                Enron Global Markets LLC                                    (8,975)
                                                                Enron Industrial Market LLC                                (10,362)
                                                                Garden State Paper LLC                                      (6,792)
                                                                EBF LLC                                                       (940)
               Enron Broadband Investments Corp.                Enron Corp.                                            (16,890,052)
               EBS Investments, L.L.C.                          Enron Broadband Investments Corp.                       (1,745,526)
               Enron Broadband Services Netherlands B.V.        Enron Corp.                                                (53,663)
                                                                Enron Broadband Servs. Operatng Co. B.V.                      (841)
                                                                Enron Netherlands Holdings BV                               (2,429)
                                                                EBS Network Y.K.                                               (22)
                                                                Enron Broadband Services Japan K.K                             (19)
                                                                Enron Broadband Svcs Asia/Pacif Pte Ltd.                    (2,212)
                                                                Enron Broadband Svcs Australia Pty Ltd                         (27)
               Enron Broadband Services Asia/Pacific Pte Ltd    Enron Netherlands Holdings BV                              (16,911)
               Enron Broadband Services Denmark ApS             Enron Capital & Trade Resources International                 (102)
                                                                Corp.
               Enron Broadband Services Italy S.r.L.            Enron Netherlands Holdings BV                               (1,360)
               Enron Broadband Services Japan K.K.              Enron Corp.                                                 (4,196)
                                                                Enron Japan Funding Corp                                   (12,345)
               Enron Broadband Services Netherlands 2 B.V.      Enron Corp.                                                (18,169)
                                                                Enron Broadband Servs. Operatng Co. B.V.                       (41)
                                                                Enron Broadband Svcs Asia/Pacif Pte Ltd.                        (1)
               Enron Broadband Services Network Y.K.            Enron Corp.                                                 (6,391)
                                                                Enron Japan Funding Corp                                      (970)
               Enron Broadband Services Operating Company B.V.  Enron Development Funding Ltd.                            (192,950)
               Enron Broadband Services Sweden AB               Enron Capital & Trade Resources International               (1,462)
                                                                Corp.
               Enron Communications India I, Ltd.               Enron Broadband Services, Inc.                              (1,000)
               Enron Communications Leasing Corp.               Enron Corp.                                            (19,720,382)
               Enron Telecommunications, Inc.                   Enron Corp.                                                 (1,587)
               Enron International CPO B.V.                     Enron Corp.                                                 (6,784)
               Enron CTS International, Inc.                    Enron Corp.                                               (670,474)
               Enron Development Piti Holdings Corp.            Enron Corp.                                               (344,450)
               Enron Energy Services International Co.          Enron Capital & Trade Resources International               (5,868)
                                                                Corp.
               Enron Energy Services Canada Corp.               Enron North America Corp.                                   (1,191)
                                                                Enron Canada Corp.                                        (445,257)
                                                                Enron Direct Canada Corp.                                   (1,084)
               Enron Direct Canada Corp.                        Enron Canada Corp.                                        (455,451)
                                                                Enron Direct Limited Partnership                          (163,699)
               Enron Direct Limited Partnership                 Enron Canada Corp.                                        (262,893)
               Enron Energy Services Mexico Holding Co.         Enron Corp.                                                    (10)
               Enron Energy Services, LLC                       Enron Corp.                                            (55,139,152)
                                                                Enron Energy Services Operations, Inc.                  (1,194,908)
               Enron Energy Services Operations, Inc.           Enron Corp.                                            (84,158,426)
                                                                Transwestern Pipeline Company                               (5,544)
                                                                Enron Gas Liquids, Inc.                                   (289,469)
                                                                ECT Global Resources Corp.                                 (68,187)
                                                                Enron Natural Gas Marketing Corp.                         (479,250)
                                                                Enron Energy Services, Inc.                            (33,640,310)
                                                                ECT Diversified Investments, LLC                           (28,858)
                                                                ECT Merchant Investments Corp.                             (27,105)
                                                                Enron Energy Services Captial Corp.                        (12,595)


Exhibit F, Schedule 3(a)               14

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
                                                                Enron Reserve Acquisition Corp.                           (475,204)
                                                                Enron Administrative Services Corp.                       (157,256)
                                                                Enron Liquid Fuels, Inc.                                   (52,424)
                                                                Sundance Assets, LP                                       (263,826)
                                                                Louisiana Gas Marketing Company                            (43,751)
                                                                LRCI, Inc.                                                (214,792)
                                                                NBP Services Corporation                                      (395)
                                                                Enron Power Marketing, Inc.                             (7,799,046)
                                                                MEGS, L.L.C.                                               (28,073)
                                                                Enron Caribbean Basin LLC                                   (4,128)
                                                                Enron Global LNG LLC                                       (12,383)
                                                                Enron LNG Marketing LLC                                   (101,714)
                                                                Enron Broadband Services, LP                              (784,746)
                                                                Enron Net Works LLC                                     (2,300,286)
                                                                Palm Beach Development Co, LLC                                  (2)
                                                                ECT Investment Inc.                                        (79,175)
                                                                Enron Capital & Trade Resources Intl                    (1,863,804)
                                                                Enron Energy Marketing Corp                             (6,241,620)
                                                                Enron Property & Services Corp.                           (255,306)
                                                                Enron Energy Information Solutions, Inc.                    (2,563)
                                                                EnSerCo, L.L.C.                                                (21)
                                                                Enron Trading Services Inc                                 (62,923)
                                                                Garden State Paper LLC                                    (274,677)
                                                                ECTMI Trutta Holdings LP                                   (79,681)
                                                                ENA Upstream Company, LLC                                  (45,483)
                                                                BAM Lease Company                                         (367,819)
                                                                Compagnie Papiers Stadacona Ltee.                       (2,809,706)
                                                                EES Property Services, Inc                                    (566)
                                                                Enron Freight Markets Corp.                                (10,764)
                                                                EESO Merchant Investments Inc.                             (18,191)
                                                                EBF LLC                                                    (23,838)
                                                                CommodityLogic, LLC                                           (601)
                                                                The New Energy Trading Company                            (303,144)
                                                                Clinton Energy Mgmt. Services, Inc.                        (50,052)
               EESO Merchant Investments, Inc.                  Enron Corp.                                             (1,112,027)
                                                                Enron Broadband Services, Inc.                              (5,177)
                                                                Enron North America Corp.                                 (644,474)
                                                                Enron Net Works LLC                                       (520,723)
                                                                Enron Capital & Trade Resources Intl                       (51,378)
                                                                Enron Energy Marketing Corp                                   (246)
                                                                Enron Global Markets LLC                                    (1,712)
                                                                Enron Industrial Market LLC                                (15,635)
                                                                Garden State Paper LLC                                      (1,213)
                                                                EBF LLC                                                       (151)
               Enron Acquisition III Corp.                      Enron Energy Services, Inc.                               (102,207)
               Enron Energy Information Solutions, Inc.         Enron Corp.                                               (191,892)
                                                                Enron Broadband Services, Inc.                                (247)
                                                                Enron North America Corp.                                   (6,257)
                                                                Enron Net Works LLC                                         (7,135)
                                                                Enron Capital & Trade Resources Intl                        (1,133)
                                                                Enron Global Markets LLC                                      (289)
                                                                Enron Industrial Market LLC                                   (411)
                                                                Garden State Paper LLC                                        (203)
                                                                EBF LLC                                                        (25)
               Enron Energy Marketing Corp.                     Enron Corp.                                             (9,665,937)
                                                                Enron Broadband Services, Inc.                            (141,015)
                                                                Enron North America Corp.                               (5,771,829)
                                                                Enron Power Marketing, Inc.                               (151,118)
                                                                Enron Capital & Trade Resources Intl                      (343,878)
                                                                Enron Energy Information Solutions, Inc.                      (914)
                                                                Enron Global Markets LLC                                  (138,124)
                                                                Enron Industrial Market LLC                               (171,717)
                                                                Garden State Paper LLC                                     (88,530)
                                                                EBF LLC                                                    (16,044)
               Enron Energy Services, Inc.                      Enron Corp.                                           (208,693,215)


Exhibit F, Schedule 3(a)               15

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
                                                                Enron Broadband Services, Inc.                            (577,083)
                                                                Enron North America Corp.                              (15,823,986)
                                                                Enron Global LNG LLC                                            (9)
                                                                Enron Net Works LLC                                     (9,586,297)
                                                                Enron Capital & Trade Resources Intl                    (1,971,113)
                                                                Enron Energy Marketing Corp                             (6,051,753)
                                                                Enron Global Markets LLC                                  (658,102)
                                                                Enron Industrial Market LLC                               (769,568)
                                                                Garden State Paper LLC                                    (503,145)
                                                                EBF LLC                                                    (63,716)
                                                                Enron Reserve Acquisition Corp.                           (357,261)
                                                                Enron Canada Corp.                                        (188,784)
                                                                Enron Liquid Fuels, Inc.                                    (2,038)
                                                                Enron Power Marketing, Inc.                             (1,425,443)
                                                                Enron Energy Sevices Canada Corp.                              (43)
                                                                Enron Broadband Services, LP                                  (883)
                                                                ENA Upstream Company, LLC                                 (131,841)
               Enron Energy Services North America, Inc.        Enron Corp.                                             (4,130,285)
                                                                Enron Broadband Services, Inc.                              (2,497)
                                                                Enron Energy Services Operations, Inc.                     (16,523)
                                                                Enron North America Corp.                                  (74,980)
                                                                Enron Capital & Trade Resources Intl                       (11,775)
                                                                Enron Energy Marketing Corp                                     (6)
                                                                Enron Property & Services Corp.                             (2,352)
                                                                Enron Global Markets LLC                                    (3,013)
                                                                Enron Industrial Market LLC                                 (4,527)
                                                                Garden State Paper LLC                                      (2,037)
                                                                EES Property Services, Inc                                     (90)
                                                                EBF LLC                                                       (204)
                                                                Enron Energy Services, Inc.                               (242,289)
               Enron Federal Solutions, Inc.                    Enron Corp.                                                (23,946)
                                                                Enron Energy Services Operation, Inc.                      (41,308)
               Artemis Associates, L.L.C.                       Enron Corp.                                             (2,719,891)
                                                                Enron Net Works LLC                                     (5,358,060)
                                                                Enron Property & Services Corp.                            (60,857)
               Enron Facility Services, Inc.                    Enron Corp.                                            (28,415,763)
                                                                121 SW Salmon Street Corporation                          (346,107)
               EFS II, Inc.                                     Williard, Inc.                                             (23,161)
               EFS Holdings, Inc.                               Enron Corp.                                                (36,560)
                                                                Limbach Company                                           (203,572)
                                                                EFS IX, Inc. (fka Limbach Co Investment)                (2,929,510)
                                                                Harper Mechanical Corporation                             (404,972)
                                                                EFS XVII, Inc (fka Harp Mech Corp Invst)                  (333,258)
                                                                The Linc Company                                               (44)
                                                                Williard, Inc.                                            (711,455)
                                                                Enron Facility Services, Inc.                          (24,830,383)
                                                                ServiceCo Corporate Services Inc.                       (1,252,780)
               EES Service Holdings, Inc.                       Enron Corp.                                            (11,943,423)
               ServiceCo Holdings, Inc.                         Affiliated Building services, Inc, Invst                (1,333,160)
                                                                Enron Energy Services Operation, Inc.                     (339,056)
                                                                Intergrated Process Technologies LLC                  (191,556,680)
                                                                Linc Mechanical Services, Inc.                             (78,033)
                                                                ServiceCo Corporate Services Inc.                     (182,079,804)
                                                                Linc Service Company                                          (281)
                                                                EES Service Holdings, Inc                                 (861,643)
               ServiceCo Operations, Inc.                       The Linc Corporation                                      (915,885)
                                                                Affiliated Building Services Inc Hldg Co                   (31,849)
                                                                Enron Net Works LLC                                         (3,503)
                                                                Enron Property & Services Corp.                             (1,155)
                                                                Enron Energy Services Operation, Inc.                     (792,228)
                                                                Enron Pipeline Services Company                               (785)
                                                                Linc Mechanical Services, Inc.                          (9,824,939)
                                                                ServiceCo Holdings, Inc                               (137,646,264)
               *TCTJB IV, Inc., fka Affiliated Building         Enron Corp.                                                    (23)
               Services, Inc. Holding Company


Exhibit F, Schedule 3(a)               16

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
                                                                ServiceCo Corporate Services Inc.                       (7,000,868)
                                                                ServiceCo Holdings, Inc                                       (120)
               *TCTJB V, Inc., fka Affiliated Building          Enron Corp.                                               (146,872)
               Services, Inc.
                                                                Affiliated Building Services Inc Hldg Co                (1,572,741)
                                                                ServiceCo Holdings, Inc                                   (230,211)
               Philadelphia Airport Services  (Joint Venture)   Affliated Building Service, Ind.                            (2,818)
                                                                ServiceCo Holdings, Inc                                     (3,567)
               *TCTJB VII, Inc., fka The Linc Corporation       Enron Corp.                                                    (23)
               Holding Company
                                                                The Linc Corporation                                        (3,724)
                                                                ServiceCo Corporate Services Inc.                           (1,013)
                                                                ServiceCo Holdings, Inc                                       (120)
               *TCTJB VIII, Inc., fka The Linc Corporation      Affiliated Building Services Inc Hldg Co                  (297,265)
                                                                ServiceCo Corporate Services Inc.                       (2,567,711)
                                                                ServiceCo Holdings, Inc                                     (6,409)
               Enron Energy Services Process Technologies,      ServiceCo Holdings, Inc                                   (770,018)
               Inc.
               *TCTJB X, Inc., fka Integrated Process           Enron Ene Srvc Process Technologies, Inc                (6,937,536)
               Technologies, LLC
                                                                ServiceCo Operations, Inc                             (180,755,707)
               *TCTJB I, Inc., fka Linc Service Holdings, Inc.  ServiceCo Corporate Services Inc.                          (17,190)
                                                                ServiceCo Holdings, Inc                                       (170)
               *TCTJB II, Inc., fka Linc Mechanical Services,   EFS Holdings, Inc                                           (6,104)
               Inc.
                                                                ServiceCo Corporate Services Inc.                      (26,577,594)
               *TCTJB III, Inc., fka Linc Service Company       EFS Holdings, Inc                                           (2,620)
                                                                ServiceCo Corporate Services Inc.                       (2,049,288)
               Enron EES Acquisition I Corp.                    Enron Corp.                                                 (6,298)
                                                                ServiceCo Holdings, Inc                                       (120)
               *TCTJB XII, Inc., fka Pierce Mechanical, Inc.    ServiceCo Corporate Services Inc.                       (1,474,895)
                                                                ServiceCo Holdings, Inc                                    (31,434)
               *TCTJB XIII, Inc., fka The Linc Company          ServiceCo Corporate Services Inc.                       (2,045,682)
                                                                ServiceCo Holdings, Inc                                       (203)
               EFS Construction Management Services, Inc.       Enron Corp.                                               (593,542)
                                                                Enron Property & Services Corp.                             (9,483)
                                                                Artemis Associates, Inc.                                      (571)
               EFS I, Inc.                                      Enron Corp.                                             (1,579,412)
                                                                Enron Broadband Services, Inc.                             (91,599)
                                                                EFS Holdings, Inc                                      (22,650,435)
                                                                Limbach Company                                             (8,552)
                                                                EFS XV, Inc. (fka Mechanical Prof Svcs)                     (1,602)
                                                                Affliated Building Service, Ind.                              (393)
                                                                Enron North America Corp.                                 (700,557)
                                                                EFS X, Inc. (fka Marlin Electric, Inc.)                    (19,344)
                                                                Enron Net Works LLC                                       (769,615)
                                                                Enron Capital & Trade Resources Intl                      (350,511)
                                                                Enron Energy Services Operation, Inc.                     (323,539)
                                                                Enron Global Markets LLC                                   (83,232)
                                                                Enron Industrial Market LLC                                (96,664)
                                                                Garden State Paper LLC                                     (63,221)
                                                                EBF LLC                                                    (12,559)
                                                                EFS-CMS, Inc                                                  (162)
                                                                Linc Mechanical Services, Inc.                             (79,287)
                                                                Linc Service Company                                       (22,500)
               EFS IV, Inc.                                     Enron Corp.                                               (670,872)
                                                                EFS I, Inc. (fka Limbach Facility Svcs)                    (18,645)
                                                                EFS III, Inc. (fka EFG Holdings)                          (396,066)
                                                                EFS V, Inc. (fka Willard Inc Investment)                (1,417,007)
                                                                Enron Facility Services, Inc.                           (1,850,142)
               EFS Corporate Services, Inc.                     Enron Corp.                                                 (6,137)
                                                                EFS Holdings, Inc                                       (1,203,187)
                                                                Affiliated Building Services Inc Hldg Co                   (43,284)
               EFS XIII, Inc.                                   EFS I, Inc. (fka Limbach Facility Svcs)                     (2,965)
               EFS VII, Inc.                                    EFS Holdings, Inc                                              (62)
               EFS VIII, Inc.                                   Enron Corp.                                             (1,181,385)


Exhibit F, Schedule 3(a)               17

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
                                                                Pierce Mechanical                                         (175,307)
                                                                ServiceCo Holdings, Inc                                    (62,274)
               EFS X, Inc.                                      EFS Holdings, Inc                                       (1,535,884)
               EFS XII, Inc.                                    EFS Holdings, Inc                                         (530,978)
               EFS XI, Inc.                                     Enron Corp.                                                 (1,534)
                                                                EFS Holdings, Inc                                       (2,624,468)
               EFS XV, Inc.                                     Enron Corp.                                                   (212)
                                                                EFS Holdings, Inc                                          (67,376)
                                                                Williard, Inc.                                                (466)
               EES Settlement LLC                               Enron Corp.                                                 (5,585)
                                                                Enron Energy Services Operations, Inc.                    (367,934)
                                                                Enron Energy Services, Inc.                               (239,669)
                                                                Enron Property & Services Corp.                                (43)
                                                                Enron Energy Services Int'l Leasing, Inc                  (187,515)
                                                                EES Property Services, Inc                                  (3,300)
               Teal LLC                                         Enron Energy Services Operation, Inc.                         (379)
               Tenant Services, Inc.                            Enron Corp.                                             (1,884,274)
               Pronghorn I LLC                                  Enron Corp.                                             (1,126,983)
                                                                Enron Energy Services, LLC                              (4,074,562)
               Porcupine I LLC                                  Enron Corp.                                            (16,738,314)
                                                                Enron Energy Services, LLC                                 (19,159)
                                                                Enron North America Corp.                              (33,352,833)
                                                                Enron Power (Puerto Rico), Inc.                       (165,177,688)
                                                                Transwestern Pipeline Company                               (1,929)
                                                                Enron International Bolivia Holdings Ltd                (4,255,000)
                                                                Enron Expat Services Inc.                                  (63,399)
                                                                Enron Power Construction Company                              (265)
                                                                Enron Qatar Holdings Ltd.                                     (330)
                                                                Enron Property & Services Corp.                            (17,012)
                                                                Operational Energy Corp                                   (397,172)
                                                                Enron Asset Management Resources, Inc                     (100,567)
                                                                Enron America do Sul Ltda. (815)                            (8,343)
                                                                Generacion Mediterranea S. A.                              (57,390)
                                                                Enron Engineering and Construction Co.                        (447)
               EPC Estate Services, Inc.                        Enron Power (Puerto Rico), Inc.                            (73,660)
                                                                Transwestern Pipeline Company                               (2,365)
                                                                Enron Net Works LLC                                        (95,717)
                                                                Operational Energy Corp                                     (2,337)
               NEPCO Services International, Inc.               Enron Corp.                                                (37,325)
                                                                EPC Estate Services, Inc.                                   (2,550)
               Operational Energy Corp.                         Enron Corp.                                               (838,533)
                                                                Enron Net Works LLC                                       (642,886)
               OEC Holding Ltd.                                 Enron Engineering and Construction Co.                    (218,880)
                                                                Enron Gaza Operations, Ltd                                (157,703)
                                                                Enron Corp.                                                      -
               Enron Gaza Operations Ltd.                       Enron Corp.                                                (10,643)
               Enron Equity Corp.                               Enron Corp.                                            (20,341,542)
               Enron International Energy (Asia) Pte. Ltd.      Enron Corp.                                                      -
               Enron Light Hydrocarbons France                  Enron Capital & Trade Resources International                 (557)
                                                                Corp.
               Enron European Power Investor LLC                Enron Corp.                                             (2,123,231)
               Enron Europe L.L.C.                              Enron Corp.                                             (3,158,313)
               Enron Expat Services Inc.                        Enron Wenchang Investments                                 (10,220)
                                                                Enron Corp.                                               (341,749)
                                                                Enron Power (Puerto Rico), Inc.                           (298,168)
                                                                Transwestern Pipeline Company                               (1,290)
                                                                Enron Americas, Inc                                       (149,596)
                                                                Enron Hainan Wenchang Company Ltd                         (510,993)
                                                                Generacion Mediterranea S. A.                             (875,887)
                                                                Enron Wenchang Holdings Co. Ltd.                          (500,774)
                                                                Enron Overseas Services Corp                                (8,919)
                                                                Prisma Energy Global Expat Services LLC                   (445,343)
               Enron Overseas Services Corp.                    Enron Broadband Services, Inc.                             (36,987)
                                                                Enron Caribbean Basin LLC                                      (13)
                                                                Prisma Energy Intl (FKA Globl Asset Svc)                  (435,542)


Exhibit F, Schedule 3(a)               18

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
               Enron LNG Power (Atlantic) Ltd.                  Enron Corp.                                                   (130)
                                                                Enron Asset Holdings, LLC                                   (3,683)
               LNG Power II, L.L.C.                             Enron LNG Power (Atlantic) Ltd.                             (2,205)
               LNG Power I, L.L.C.                              Enron LNG Power (Atlantic) Ltd.                             (2,198)
               Enron Northwest Finance, LLC                     Enron Corp.                                                 (2,385)
               Enron Northwest Intermediate, LLC                Enron Corp.                                            (10,001,094)
               Enron Finance Partners, LLC                      Enron Corp.                                           (144,125,586)
                                                                Enron North America Corp.                             (541,638,417)
                                                                Sequoia Financial Assets LLC                            (3,465,535)
               Enron Intermediate Holdings, LLC                 Enron Corp.                                           (124,022,175)
               Enron Funding Corp.                              Enron Corp.                                               (271,119)
               Enron Global Exploration & Production, Inc.      EGEP Services Inc.                                          (9,900)
                                                                D & J Oil & Gas L.L.C.                                          (1)
                                                                Enron Expat Services Inc.                                  (11,312)
                                                                EGEP China Company                                        (101,000)
                                                                Enron Oil & Gas India Company                              (10,768)
                                                                D & J Oil & Gas L.L.C.                                        (200)
               EGEP China Inc.                                  Enron Corp.                                                 (9,708)
               EGEP China Company                               Enron Global Expl. & Prod. Inc.                             (7,310)
                                                                EGEP China Inc.                                               (998)
               Enron Global Markets LLC                         Enron Corp.                                             (5,167,790)
                                                                Enron Australia Pty. Limited                                (1,974)
                                                                Enron Gas Liquids, Inc.                                    (14,274)
                                                                Sundance Assets, LP                                        (56,793)
                                                                Enron Energy Services Operation, Inc.                   (2,896,727)
                                                                Enron Net Works Investments, L.L.C.                         (6,750)
                                                                Enron America do Sul Ltda. (815)                            (2,392)
               Enron Freight Markets Corp.                      Enron Broadband Services, Inc.                              (1,232)
                                                                Enron North America Corp.                                  (47,442)
                                                                Enron Net Works LLC                                       (108,968)
                                                                Enron Capital & Trade Resources Intl                        (6,880)
                                                                Enron Energy Marketing Corp                                    (22)
                                                                Enron Global Markets LLC                                    (1,726)
                                                                Enron Industrial Market LLC                                 (2,897)
                                                                Garden State Paper LLC                                      (1,215)
                                                                EBF LLC                                                       (106)
               Enron (Bermuda) Limited                          Enron Corp.                                                 (4,902)
               Enron Hrvatska Development B.V.                  Enron Corp.                                                 (4,098)
               Enron Industrial Markets LLC                     Enron Corp.                                             (6,893,062)
                                                                Enron Property & Services Corp.                             (5,102)
                                                                Enron Energy Services Operation, Inc.                   (5,922,917)
               Enron Industrial Markets GP Corp.                Enron Corp.                                             (2,669,695)
               EIM Holdings I (Netherlands) B.V.                Enron Corp.                                                (13,841)
                                                                Enron North America Corp.                                     (264)
                                                                EIM Holdings II (Netherlands) BV                            (1,051)
               EIM Holdings II (Netherlands) B.V.               Enron Corp.                                             (7,398,362)
                                                                Enron North America Corp.                                   (3,505)
               4138198 Canada Inc.                              Enron Broadband Services, Inc.                            (217,333)
                                                                Enron North America Corp.                               (9,767,901)
                                                                Enron Canada Corp.                                          (1,191)
                                                                Enron Net Works LLC                                     (1,917,983)
                                                                Enron Capital & Trade Resources Intl                      (757,275)
                                                                Enron Energy Marketing Corp                                    (82)
                                                                Enron Global Markets LLC                                  (186,346)
                                                                Enron Industrial Market LLC                               (238,875)
                                                                Garden State Paper LLC                                    (137,184)
                                                                EBF LLC                                                    (25,366)
                                                                Papiers Stadacona Ltee.                                (11,214,597)
                                                                Stadacona Holdco 3 Inc.                               (167,072,809)
               Hansen Investments Co.                           Compagnie Papiers Stadacona Ltee.                           (5,688)
               Newman Investments Co.                           Compagnie Papiers Stadacona Ltee.                           (5,673)
               Ste. Aurelie Timberlands Co. Ltd.                Enron Corp.                                                (38,687)
               Fishtail LLC                                     Enron Corp.                                                 (4,641)
               Garden State Paper Company, LLC                  Enron Corp.                                               (582,193)
                                                                Enron Global Markets LLC                                    (8,162)


Exhibit F, Schedule 3(a)               19

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
                                                                Enron Industrial Market LLC                                (10,927)
                                                                EBF LLC                                                     (1,200)
               Enron International Asset Management Corp.       Enron Corp.                                                    (20)
               Enron Accro B.V.                                 Enron Corp.                                               (117,906)
               Enron International Asia Corp.                   EI Guam Operations, L.L.C.                                (533,309)
               EI Guam Operations, L.L.C.                       Enron Corp.                                                      -
               Enron International Holdings Ltd.                Enron Corp.                                                 (2,027)
               Enron International Investments Ltd.             Enron Corp.                                                 (1,879)
               Enron International Holdings Corp.               Enron Corp.                                            (10,528,787)
               Electricidad Enron de Guatemala, S.A.            Energy Caribbean Finance Co.                               (34,176)
                                                                Enron Servicios Guatemala, Limitada                         (1,868)
               India Power Ventures Inc.                        Enron Corp.                                                (10,330)
               Enron International Inc.                         Enron Corp.                                            (38,972,658)
                                                                Generacion Mediterranea S. A.                           (1,262,641)
               Enron Liquid Fuels, Inc.                         Enron Corp.                                             (7,963,918)
                                                                Enron Gas Liquids, Inc.                                 (1,299,093)
                                                                Enron Broadband Services, Inc.                              (4,504)
                                                                ECTR Korea Corp-Korean Branch                               (1,370)
                                                                Enron North America Corp.                                 (472,456)
                                                                Enron Capital & Trade Resources Intl                       (13,129)
                                                                Enron Energy Marketing Corp                                     (8)
                                                                Enron Global Markets LLC                                    (4,740)
                                                                Enron Industrial Market LLC                                 (5,684)
                                                                Garden State Paper LLC                                      (2,930)
                                                                EBF LLC                                                       (448)
               Enron Management, Inc.                           Enron Corp.                                             (1,019,359)
                                                                Transwestern Pipeline Company                              (39,224)
               Enron Netherlands Holding B.V.                   Enron Corp.                                            (22,525,897)
                                                                GasOcidente do Mato Grosso Ltda.                        (5,043,284)
                                                                Enron Wind GmbH                                        (34,966,914)
                                                                Cherokee Finance V.O.F.                                   (406,230)
                                                                Enron Mauritius Company                                    (99,724)
                                                                Offshore Power Operations C.V.                             (65,309)
                                                                Enron Caribbean Basin LLC                                   (6,117)
                                                                Enron Light Hydrocarbons France                            (39,795)
                                                                Enron Dutch Holdings BV                                     (6,927)
                                                                Enron Power Holdings (Turkey) BV (80W)                    (631,109)
                                                                Mesquite Holdings BV (050)                             (17,234,574)
                                                                Enron do Brazil Holdings Ltd                            (8,377,243)
                                                                Enron Brazil Power Holdings I Ltd                       (2,590,748)
                                                                Risk Management & Trading Corp.                       (106,031,819)
               Enron Net Works LLC                              Enron Management, Inc.                                        (278)
                                                                Enron Finance Corp.                                            (54)
                                                                Enron Corp.                                            (71,562,675)
                                                                Intratex Gas Company                                        (3,252)
                                                                ECT Strategic Value Corp.                                     (318)
                                                                Transwestern Pipeline Company                               (5,033)
                                                                Enron Engineering and Construction Co.                     (55,846)
                                                                ESAE-Empresa Sul Americana de Energia Ltd                     (109)
                                                                Southern Cone Gas Ltd.                                         (32)
                                                                Enron Natural Gas Marketing Corp.                       (4,829,635)
                                                                Enron Broadband Services, Inc.                          (1,840,074)
                                                                ECTR Korea Corp-Korean Branch                               (2,933)
                                                                ECT WR-Z LLC                                               (10,080)
                                                                Superior Construction Company                               (2,515)
                                                                Enron Power Corp.                                          (17,583)
                                                                Enron Australia Pty. Limited                               (26,835)
                                                                Enron Expat Services Inc.                                   (6,392)
                                                                Enron Facility Services, Inc.                           (3,488,896)
                                                                Enron Canada Corp.                                        (223,466)
                                                                Enron Liquid Fuels, Inc.                                    (8,353)
                                                                Sundance Assets, LP                                       (311,125)
                                                                Generacion Mediterranea S. A.                             (115,453)
                                                                Bahia Las Minas Corp                                          (288)
                                                                NBP Services Corporation                                   (25,756)


Exhibit F, Schedule 3(a)               20

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
                                                                Enron Communications Leasing Corp                             (438)
                                                                Enron Asia-Pacific.Africa/China LLC                        (56,782)
                                                                Enron South America LLC                                   (110,212)
                                                                EGEP Services Inc.                                        (164,538)
                                                                Enron Caribbean Basin LLC                                 (238,926)
                                                                Enron Global LNG LLC                                      (111,363)
                                                                Enron Online LLC                                              (892)
                                                                Enron Energy Marketing Corp                            (14,422,478)
                                                                Enron Property & Services Corp.                         (2,248,704)
                                                                Enron Metals & Commodity Corp                             (229,102)
                                                                Enron Global Markets LLC                                  (707,932)
                                                                Enron Trading Services Inc                                 (41,634)
                                                                DealBench L.L.C.                                            (7,651)
                                                                Enron Industrial Market LLC                               (371,619)
                                                                Garden State Paper LLC                                    (414,097)
                                                                Intergrated Process Technologies LLC                        (3,503)
                                                                Enron Credit Inc.                                       (1,410,872)
                                                                CommodityLogic, LLC                                    (19,212,095)
                                                                EES Service Holdings, Inc                                 (563,884)
                                                                ServiceCo Holdings, Inc                                       (126)
                                                                Enron Energy Services North America, Inc                   (17,931)
                                                                Enron Wind Corp.                                           (22,518)
                                                                Prisma Energy International Inc.                           (29,912)
               Clickpaper.Com, L.L.C.                           Enron Net Works LLC                                       (354,414)
                                                                Enron Corp.                                               (891,258)
               DealBench L.L.C.                                 Enron Corp.                                               (294,788)
                                                                Enron Power Operations Limited                             (28,841)
                                                                Enron North America Corp.                                        -
               Enron Net Works Investments, L.L.C.              Enron Net Works LLC                                        (32,090)
                                                                EBS Investments, L.L.C.                                    (41,109)
                                                                121 SW Salmon Street Corporation                           (27,500)
               EnronOnline, LLC                                 Transwestern Pipeline Company                              (85,000)
                                                                Enron Corp.                                               (542,133)
                                                                CommodityLogic, LLC                                         (6,122)
               Enron North America Corp.                        Enron Corp.                                           (662,546,848)
                                                                Enron Natural Gas Marketing Corp.                      (60,247,963)
                                                                Enron Broadband Services, Inc.                             (86,967)
                                                                ECT-PR-Z LLC                                                  (100)
                                                                Enron Capital II Corp                                       (1,800)
                                                                Enron Expat Services Inc.                                   (9,936)
                                                                Enron Sacramento Basin, LLC                                   (435)
                                                                Enron Canada Corp.                                     (37,037,348)
                                                                Enron Administrative Services Corp.                     (4,959,846)
                                                                Miss Kitty, LLC                                               (100)
                                                                Sundance Assets, LP                                           (430)
                                                                Louisiana Resource Company                                (866,652)
                                                                Louisiana Gas Marketing Company                           (102,330)
                                                                LRCI, Inc.                                             (85,950,311)
                                                                LGMI, Inc.                                             (11,835,099)
                                                                Generacion Mediterranea S. A.                           (2,547,854)
                                                                Enron Global de Guatemala, S.A.                           (221,379)
                                                                EOC Preferred, L.L.C.                                         (754)
                                                                Enron Sandhill L.P.                                     (3,056,875)
                                                                Enron Net Works LLC                                     (8,197,357)
                                                                Volunteer Land Development LLC                            (249,987)
                                                                Enron Capital & Trade Resources Intl                   (28,157,090)
                                                                ECT Thiland Investments, Inc                            (9,770,903)
                                                                Oilfield Business Investments-1, L.L.C.                   (110,619)
                                                                Risk Management & Trading Corp.                           (412,735)
                                                                Enron Energy Services Operation, Inc.                  (13,045,044)
                                                                Enron Global Markets LLC                                (1,161,912)
                                                                Enron Industrial Market LLC                             (1,396,168)
                                                                Garden State Paper LLC                                    (815,485)
                                                                Fort Pierce Repowering Project, LLC                        (13,983)
                                                                Agave VPP, LLC                                              (1,659)


Exhibit F, Schedule 3(a)               21

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
                                                                Star VPP, Limited Partnership                             (455,499)
                                                                EBF LLC                                                 (2,316,545)
                                                                Maguey VPP, LLC                                               (651)
                                                                Oswego Cogen Company, LLC                              (30,777,541)
                                                                121 SW Salmon Street Corporation                        (4,555,356)
                                                                NBP Services Corporation                                   (13,603)
                                                                Enron Property & Services Corp.                           (526,216)
                                                                Juniper GP, LLC                                             (9,000)
                                                                Enron Europe Finance & Trading Ltd.                        (52,559)
                                                                Enron Australia Pty. Limited                                  (907)
                                                                Enron Economic Developement Corp                            (7,122)
                                                                East Fork Land Development Co. LLC                         (11,973)
                                                                Hawkeye Land Development Co, LLC                            (2,349)
                                                                DealBench L.L.C.                                                 -
                                                                Pompano Beach Energy Center, LLC                              (392)
                                                                ServiceCo Holdings, Inc                                        (73)
                                                                Enron America do Sul Ltda. (815)                           (35,682)
                                                                Enron Comercializadora de Energia Argent                  (491,324)
                                                                Herzeleide LLC                                          (3,731,575)
                                                                Enron Europe Operations (advisor) Ltd.                     (15,790)
                                                                ECS Compression Company, LLC                            (6,776,056)
                                                                ECT Europe Finance Inc.                                 (1,736,575)
               Antelope Valley Energy Facility, L.L.C.          Enron North America Corp.                                  (73,945)
               Calvert City Power I, L.L.C.                     Enron Corp.                                                (28,901)
                                                                Enron North America Corp.                                 (153,839)
               Delta Land Development Company, LLC              Enron North America Corp.                                 (184,184)
               Calcasieu Development Company, L.L.C.            Enron North America Corp.                                  (53,886)
               St. Charles Development Company, L.L.C.          Enron North America Corp.                                  (47,410)
               EBF LLC                                          Enron Corp.                                               (541,062)
               ECT Equity Corp.                                 Wiltshire Finance Asset Company, LLC                   (23,304,000)
                                                                Enron North America Corp.                                      (60)
                                                                ECT Investing Partners L. P.                            (1,597,389)
               Enron Finance Holdings Corp.                     ECT Equity Corp.                                       (23,304,000)
                                                                Enron North America Corp.                                     (138)
               Wiltshire Financial Asset Company, LLC           Enron Finance Holding Corp.                             (1,794,282)
                                                                Enron North America Corp.                                     (200)
               ECT Securities LP Corp.                          Enron North America Corp.                                     (250)
               ECT-WR-Z, L.L.C.                                 Enron Corp.                                                (11,307)
                                                                Enron North America Corp.                                       (1)
               ECT Coal Company No. 1, L.L.C.                   Enron North America Corp.                                     (200)
               ECT Europe Finance, Inc.                         Enron Corp.                                             (4,504,006)
                                                                Enron North America Corp.                               (1,368,166)
                                                                SII Holdings 3 BV                                           (2,158)
               ECT Investing Corp.                              Enron Corp.                                                    (18)
                                                                Enron North America Corp.                                     (138)
               ECT Investing Partners, L.P.                     Enron Corp.                                            (36,834,912)
               ECT Diversified Investments, L.L.C.              Enron Corp.                                                (93,357)
                                                                Enron Broadband Services, Inc.                              (1,975)
                                                                Enron North America Corp.                                  (14,015)
                                                                Enron Global LNG LLC                                            (1)
                                                                Enron Net Works LLC                                        (18,733)
                                                                Enron Capital & Trade Resources Intl                        (6,233)
                                                                ECT Investing Partners L. P.                              (510,562)
                                                                Enron Global Markets LLC                                    (2,174)
                                                                Enron Industrial Market LLC                                 (2,361)
                                                                Garden State Paper LLC                                      (1,726)
                                                                EBF LLC                                                       (239)
               ECT Investments Holding Corp.                    Enron Corp.                                                    (64)
                                                                Enron North America Corp.                                     (137)
               ECT Investments, Inc.                            Enron Broadband Services, Inc.                              (7,107)
                                                                Enron North America Corp.                                 (199,223)
                                                                Enron Corp.                                             (3,908,318)
                                                                Enron Net Works LLC                                       (103,774)
                                                                Enron Capital & Trade Resources Intl                       (38,560)
                                                                Enron Energy Marketing Corp                                    (29)


Exhibit F, Schedule 3(a)               22

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
                                                                Enron Global Markets LLC                                    (7,918)
                                                                Enron Industrial Market LLC                                (22,197)
                                                                Garden State Paper LLC                                      (5,275)
                                                                EBF LLC                                                       (659)
               ECT Merchant Investments Corp.                   Enron Broadband Services, Inc.                              (1,651)
                                                                Enron North America Corp.                                  (18,791)
                                                                Enron Net Works LLC                                        (23,050)
                                                                Enron NetWorks Investments, L.L.C.                        (277,994)
                                                                Enron Capital & Trade Resources Intl                        (6,743)
                                                                TLS Investors, L.L.C.                                     (741,608)
                                                                Enron Global Markets LLC                                    (2,312)
                                                                Enron Industrial Market LLC                                 (2,366)
                                                                Garden State Paper LLC                                      (1,903)
                                                                Speckled LLC                                                (1,035)
                                                                EBF LLC                                                       (173)
                                                                Juniper GP, LLC                                             (1,756)
               ECTMI Trutta Holdings LP                         Enron Corp.                                             (3,111,760)
                                                                Enron Broadband Services, Inc.                             (21,523)
                                                                Enron North America Corp.                               (1,529,248)
                                                                Enron Administrative Services Corp.                           (208)
                                                                Enron Net Works LLC                                     (1,201,595)
                                                                Enron Capital & Trade Resources Intl                      (112,236)
                                                                Enron Energy Marketing Corp                                   (328)
                                                                Enron Global Markets LLC                                   (11,011)
                                                                Enron Industrial Market LLC                                (56,245)
                                                                Garden State Paper LLC                                      (4,554)
                                                                EBF LLC                                                     (1,232)
               East Sour Lake Exploration & Production L.P.     Enron Administrative Services Corp.                       (602,254)
               Spotted Holdings LP                              ECTMI Trutta Holdings LP                               (19,489,570)
               Juniper GP, LLC                                  Enron Corp.                                                 (9,000)
               TLS Investors, L.L.C.                            Enron Corp.                                                (38,472)
               ECT Securities GP Corp.                          Enron Corp.                                                (95,906)
               ECT Securities Limited Partnership               Enron Corp.                                               (137,271)
               ECT Strategic Value Corp.                        Enron Corp.                                            (27,552,821)
                                                                Enron North America Corp.                                     (200)
               ECT Thailand Investments, Inc.                   Enron Corp.                                            (10,048,123)
               EGS New Ventures Corp.                           Enron Corp.                                                    (41)
               LGMI, Inc.                                       Enron Corp.                                             (1,382,322)
               LRCI, Inc.                                       Enron Corp.                                             (9,801,441)
                                                                Enron Gas Liquids, Inc.                                     (1,694)
                                                                ECT Global Resources Corp.                                    (549)
                                                                Enron Natural Gas Marketing Corp.                           (2,831)
                                                                Enron Broadband Services, Inc.                             (19,912)
                                                                ECT Diversified Investments, LLC                              (177)
                                                                ECT Merchant Investments Corp.                                (171)
                                                                EFS I, Inc. (fka Limbach Facility Svcs)                    (10,855)
                                                                Enron Reserve Acquisition Corp.                               (725)
                                                                Enron Administrative Services Corp.                           (980)
                                                                Enron Liquid Fuels, Inc.                                      (351)
                                                                Louisiana Gas Marketing Company                               (258)
                                                                Enron Power Marketing, Inc.                                (53,011)
                                                                Peregrine I L.L.C.                                          (3,113)
                                                                Enron Global LNG LLC                                           (55)
                                                                Enron LNG Marketing LLC                                       (865)
                                                                Enron Broadband Services, LP                                (1,112)
                                                                Enron Net Works LLC                                        (55,673)
                                                                ECT Investment Inc.                                           (460)
                                                                Enron Capital & Trade Resources Intl                       (55,071)
                                                                Enron Energy Marketing Corp                                 (6,919)
                                                                Kingfisher I LLC                                            (3,113)
                                                                Enron Energy Information Solutions, Inc.                       (17)
                                                                Enron Energy Services, Inc.                                (45,361)
                                                                Enron Global Markets LLC                                   (18,563)
                                                                Enron Trading Services Inc                                    (195)
                                                                Enron Industrial Market LLC                                (20,113)


Exhibit F, Schedule 3(a)               23

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
                                                                Garden State Paper LLC                                     (14,993)
                                                                ECTMI Trutta Holdings LP                                      (244)
                                                                ENA Upstream Company, LLC                                     (270)
                                                                BAM Lease Company                                           (2,664)
                                                                Compagnie Papiers Stadacona Ltee.                          (20,516)
                                                                Enron Freight Markets Corp.                                    (40)
                                                                EESO Merchant Investments Inc.                                (105)
                                                                EBF LLC                                                     (2,009)
                                                                The New Energy Trading Company                              (1,862)
                                                                Enron Energy Services North America, Inc                      (133)
               Louisiana Gas Marketing Company                  Enron Corp.                                            (10,328,918)
                                                                Enron Broadband Services, Inc.                              (3,014)
                                                                Enron Net Works LLC                                        (12,949)
                                                                Enron Capital & Trade Resources Intl                        (9,277)
                                                                Enron Global Markets LLC                                    (3,409)
                                                                Enron Industrial Market LLC                                 (3,669)
                                                                Garden State Paper LLC                                      (2,713)
                                                                EBF LLC                                                       (357)
               Louisiana Resources Company                      Enron Corp.                                               (653,383)
                                                                Enron Net Works LLC                                         (6,923)
                                                                Enron Broadband Services, Inc.                              (5,243)
                                                                Enron North America Corp.                               (5,359,142)
                                                                Enron Reserve Acquisition Corp.                           (154,004)
                                                                Enron Net Works LLC                                       (492,203)
                                                                Enron Capital & Trade Resources Intl                       (21,073)
                                                                Enron Energy Marketing Corp                                     (5)
                                                                Enron Global Markets LLC                                    (4,415)
                                                                Enron Industrial Market LLC                                (12,940)
                                                                Garden State Paper LLC                                      (3,081)
                                                                EBF LLC                                                       (370)
               Enron Administrative Services Corp.              Enron Broadband Services, Inc.                             (12,769)
                                                                Enron Sacramento Basin, LLC                                    (85)
                                                                Enron Net Works LLC                                       (110,746)
                                                                Enron Capital & Trade Resources Intl                       (55,612)
                                                                Enron Energy Marketing Corp                                    (20)
                                                                Weather Alert, Inc.                                           (259)
                                                                Kenobe, Inc.                                                (3,940)
                                                                Enron Global Markets LLC                                   (15,291)
                                                                Enron Industrial Market LLC                                (20,698)
                                                                Garden State Paper LLC                                     (10,079)
                                                                EBF LLC                                                     (1,312)
                                                                EBS Ventures, L.L.C.                                        (3,702)
                                                                121 SW Salmon Street Corporation                              (172)
                                                                CommodityLogic, LLC                                         (2,622)
                                                                Juniper GP, LLC                                            (14,975)
               Enron Canada Corp.                               Enron Corp.                                             (4,374,077)
                                                                Risk Management & Trading Corp.                         (6,406,032)
                                                                Enron Canada Power Corp.                              (241,718,952)
               Enron Capital & Trade Global Resources Corp.     Enron Corp.                                               (455,595)
                                                                Enron Development Funding Ltd.                            (447,409)
                                                                Enron Broadband Services, Inc.                              (3,886)
                                                                Enron North America Corp.                                  (31,417)
                                                                Enron Net Works LLC                                        (17,913)
                                                                Enron Capital & Trade Resources Intl                       (19,462)
                                                                Enron Global Markets LLC                                    (4,579)
                                                                Enron Industrial Market LLC                                 (4,943)
                                                                Garden State Paper LLC                                      (3,652)
                                                                EBF LLC                                                       (484)
               Enron Capital & Trade Resources - Europe B.V.    Enron North America Corp.                                  (67,500)
                                                                Enron Hrvatska Development BV                               (2,389)
               Enron Capital & Trade Resources - Romania B.V.   Enron Capital & Trade Res. - Europe B.V.                    (5,395)
               EnronEnergo Holdings Ltd.                        Enron Capital & Trade Res. - Europe B.V.                      (104)
               Enron Europe Finance B.V.                        Enron Corp.                                                 (1,329)
                                                                Enron Capital & Trade Res. - Europe B.V.                    (3,616)
                                                                Enron Miskole Power Development Kft.                           (46)


Exhibit F, Schedule 3(a)               24

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
               Enron Netherlands B.V.i.l.                       Enron Corp.                                                   (653)
                                                                Enron Netherlands Holdings BV                           (1,684,511)
               Enron Magyar Development B.V.                    Atlantic Commercial Finance Inc.                              (507)
                                                                Enron Capital & Trade Res. - Europe B.V.                  (266,712)
                                                                ECT Europe Finance Inc.                                    (56,406)
                                                                Enron Net Works LLC                                     (6,121,203)
                                                                Enron Metals & Commodity Limited                        (3,031,276)
                                                                Enron Global Markets LLC                                   (20,044)
                                                                Enron Industrial Market LLC                               (143,948)
                                                                Garden State Paper LLC                                     (19,227)
                                                                Enron Holdings 1, S.L.                                  (1,510,797)
                                                                EBF LLC                                                     (8,022)
                                                                Risk Management & Trading Corp.                         (5,169,532)
                                                                Enron Financial Energy Trading L.L.C.                      (86,770)
                                                                ENA Assets Holdings L.P.                                      (188)
               Enron Capital & Trade Resources International    Enron Corp.                                                     (1)
               Corp. - Singapore Branch
               Enron Europe Finance & Trading Limited           Enron Corp.                                                 (5,624)
                                                                ECT Europe Finance Inc.                                   (103,809)
                                                                ECT Europe Inc                                            (124,423)
                                                                Enron Capital & Trade Resources Intl                      (321,650)
               Enron Nordic Energy - Swedish branch of ECTRIC   Enron Capital & Trade Resources International           (1,387,541)
                                                                Corp.
               Enron Nordic Energy - Norwegian branch of        Enron Gas Liquids, Inc.                                        (96)
               ECTRIC
                                                                ECT Global Resources Corp.                                     (31)
                                                                Enron Natural Gas Marketing Corp.                             (172)
                                                                Enron Broadband Services, Inc.                                (194)
                                                                ECT Diversified Investments, LLC                               (10)
                                                                ECT Merchant Investments Corp.                                 (10)
                                                                EFS I, Inc. (fka Limbach Facility Svcs)                       (606)
                                                                Enron North America Corp.                               (6,751,868)
                                                                Enron Reserve Acquisition Corp.                                (44)
                                                                Enron Administrative Services Corp.                            (59)
                                                                Enron Liquid Fuels, Inc.                                       (20)
                                                                Louisiana Gas Marketing Company                                (14)
                                                                LRCI, Inc.                                                     (83)
                                                                Enron Power Marketing, Inc.                                 (3,069)
                                                                Peregrine I L.L.C.                                            (188)
                                                                Enron Global LNG LLC                                            (3)
                                                                Enron LNG Marketing LLC                                        (49)
                                                                Enron Broadband Services, LP                                   (63)
                                                                Enron Net Works LLC                                         (3,411)
                                                                ECT Investment Inc.                                            (28)
                                                                Enron Energy Marketing Corp                                   (409)
                                                                Kingfisher I LLC                                               (11)
                                                                Enron Energy Information Solutions, Inc.                        (1)
                                                                Enron Energy Services Operation, Inc.                       (1,709)
                                                                Enron Energy Services, Inc.                                 (2,575)
                                                                ENA Assets Holdings L.P.                                      (188)
                                                                Garden State Paper LLC                                         (14)
                                                                ECTMI Trutta Holdings LP                                       (21)
                                                                ENA Upstream Company, LLC                                      (16)
                                                                BAM Lease Company                                             (149)
                                                                Compagnie Papiers Stadacona Ltee.                           (1,156)
                                                                Enron Freight Markets Corp.                                     (2)
                                                                EESO Merchant Investments Inc.                                  (6)
                                                                The New Energy Trading Company                                (104)
                                                                Enron Energy Services North America, Inc                        (8)
                                                                Enron Finland Energy Oy                                    (13,496)
               Enron Capital Corp.                              Enron Corp.                                               (258,063)
                                                                Enron North America Corp.                                  (58,043)
               Enron Capital Management Limited Partnership     Enron North America Corp.                                     (200)
               Enron Capital Management L.L.C.                  Enron North America Corp.                                     (200)


Exhibit F, Schedule 3(a)               25

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
               Joint Energy Development Investments Limited     Enron Corp.                                             (3,751,180)
               Partnership
               Enron Capital II Corp.                           Enron Corp.                                                (58,684)
               Enron Capital Management II Limited Partnership  Enron Corp.                                             (2,948,444)
               Enron Capital III Corp.                          Enron Corp.                                             (5,620,586)
                                                                Enron North America Corp.                                     (138)
               Enron Capital IV Corp.                           Enron North America Corp.                                     (138)
               Enron Capital Management III Limited             Enron Corp.                                               (480,064)
               Partnership
               Enron Capital North America Corp.                Enron North America Corp.                                     (138)
               Boreas Holdings Corp.                            Enron Corp.                                                (14,730)
                                                                Enron North America Corp.                                     (138)
               Enron CASH Company No. 5                         Enron Corp.                                                     (9)
               Enron Compression Services Company               Enron Corp.                                             (5,211,242)
                                                                Enron Natural Gas Marketing Corp.                      (27,790,753)
                                                                ECS Compression Company, LLC                            (6,967,466)
               ECS Compression Company, L.L.C.                  Enron Corp.                                                   (100)
               Enron Cushing Oil Marketing, Inc.                Enron Corp.                                               (700,563)
               Enron Engineering & Operational Services         Enron Corp.                                                (72,081)
               Company
                                                                Enron North America Corp.                                      (48)
               Enron Field Services Corp.                       Enron Corp.                                               (165,810)
                                                                MEGS, L.L.C.                                            (2,050,721)
               MEGS, L.L.C.                                     Enron Broadband Services, Inc.                              (2,461)
                                                                Enron North America Corp.                                  (13,292)
                                                                Enron Net Works LLC                                        (50,840)
                                                                Enron Capital & Trade Resources Intl                        (1,842)
                                                                Enron Global Markets LLC                                    (3,633)
                                                                Enron Industrial Market LLC                                 (3,592)
                                                                Garden State Paper LLC                                      (3,044)
                                                                EBF LLC                                                       (133)
               Enron Finance Corp.                              Enron North America Corp.                                  (96,134)
               Enron Hydrocarbons Marketing Corp.               Enron Finance Corp.                                            (10)
                                                                Enron Corp.                                             (4,082,815)
               Enron Reserve Acquisition Corp.                  Enron Finance Corp.                                         (4,529)
                                                                Enron Broadband Services, Inc.                             (41,574)
                                                                Enron North America Corp.                               (6,059,952)
                                                                Enron Global LNG LLC                                           (16)
                                                                Enron Net Works LLC                                       (575,061)
                                                                Enron Capital & Trade Resources Intl                       (72,622)
                                                                Enron Energy Marketing Corp                                    (28)
                                                                Enron Global Markets LLC                                   (60,069)
                                                                Enron Industrial Market LLC                                (62,428)
                                                                Garden State Paper LLC                                     (46,517)
                                                                EBF LLC                                                     (3,586)
                                                                EPI- ERAC Finance (Acctg Ent 003)                          (12,384)
               Enron Gas Liquids, Inc.                          Enron Corp.                                            (16,782,987)
                                                                Enron Broadband Services, Inc.                             (24,494)
                                                                Enron North America Corp.                               (9,236,186)
                                                                Enron Reserve Acquisition Corp.                           (169,065)
                                                                Enron Power Marketing, Inc.                             (1,240,453)
                                                                Enron Broadband Services, LP                                  (418)
                                                                Enron Net Works LLC                                     (1,613,534)
                                                                Enron Capital & Trade Resources Intl                      (101,781)
                                                                Enron Energy Marketing Corp                                   (206)
                                                                Enron Industrial Market LLC                                (37,019)
                                                                Garden State Paper LLC                                     (17,311)
                                                                ENA Upstream Company, LLC                                  (27,755)
                                                                EBF LLC                                                     (2,563)
               Enron Global de Guatemala, S.A.                  Enron Servicios Guatemala, Limitada                       (217,059)
               Enron Mexico Holdings I Ltd.                     Enron North America Corp.                                     (400)
               Enron Servicios de Mexico, S. de R.L. de C.V.    Enron Net Works LLC                                        (12,014)
                                                                Enron Netherlands Holdings BV                              (38,086)
               Enron MW, L.L.C.                                 Enron Corp.                                               (592,985)
                                                                Enron North America Corp.                              (10,520,578)
                                                                Risk Management & Trading Corp.                        (20,180,868)


Exhibit F, Schedule 3(a)               26

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
               Enron Natural Gas Marketing Corp.                Enron Broadband Services, Inc.                             (43,070)
                                                                Enron Capital & Trade Resources Intl                      (232,548)
                                                                Enron Global Markets LLC                                   (73,682)
                                                                Enron Industrial Market LLC                                (98,810)
                                                                Garden State Paper LLC                                     (33,064)
                                                                EBF LLC                                                     (4,108)
               Enron Oregon Services, Inc.                      Enron Corp.                                             (1,693,113)
                                                                Enron North America Corp.                                      (50)
               Enron California Municipal Services, Inc.        Enron Corp.                                               (551,929)
                                                                Enron North America Corp.                                      (75)
               Enron Power Marketing, Inc.                      Enron Corp.                                           (161,778,624)
                                                                Enron Broadband Services, Inc.                            (482,541)
                                                                Enron North America Corp.                             (378,324,681)
                                                                Enron Reserve Acquisition Corp.                        (71,518,565)
                                                                Enron Canada Corp.                                        (934,477)
                                                                Enron Liquid Fuels, Inc.                                  (268,201)
                                                                Enron Fuels International, Inc.                                (50)
                                                                Enron Broadband Services, LP                               (54,518)
                                                                Enron Net Works LLC                                    (14,440,901)
                                                                Enron Capital & Trade Resources Intl                    (6,241,712)
                                                                Enron Global Markets LLC                                  (658,654)
                                                                Enron Industrial Market LLC                               (795,508)
                                                                Garden State Paper LLC                                    (488,491)
                                                                ENA Upstream Company, LLC                              (12,400,057)
                                                                EBF LLC                                                    (56,833)
                                                                Enron Wind Corp.                                           (83,538)
                                                                Risk Management & Trading Corp.                         (3,673,667)
               Enron Re Limited                                 Enron Corp.                                               (912,431)
               EnSerCo, L.L.C.                                  Enron Administrative Services Corp.                       (285,347)
                                                                Enron Corp.                                                 (4,421)
               HGK Enterprises GP, Inc.                         Enron North America Corp.                                     (138)
               HGK Enterprises LP, Inc.                         Enron North America Corp.                                     (138)
               JILP-L.P., Inc.                                  Enron Corp.                                           (247,828,456)
                                                                Enron North America Corp.                                  (21,632)
               KCSE Star, LLC                                   Enron North America Corp.                                     (275)
               Lauderdale Land Development Company, LLC         Enron North America Corp.                                 (634,406)
               Palm Beach Development Company, L.L.C.           Enron North America Corp.                                 (272,854)
               Master Land Development Holding Company, L.L.C.  Enron North America Corp.                                   (4,518)
                                                                Enron Corp.                                               (635,456)
               Oswego Cogen Company, LLC                        Enron Corp.                                             (2,825,147)
                                                                Enron Canada Corp.                                      (3,075,990)
                                                                EGEP Services Inc.                                        (680,032)
                                                                Enron North America Corp.                               (9,133,397)
               The New Energy Trading Company                   Enron Broadband Services, Inc.                             (20,763)
                                                                Enron North America Corp.                                 (156,708)
                                                                Enron Net Works LLC                                        (85,418)
                                                                Enron Capital & Trade Resources Intl                       (66,710)
                                                                Enron Energy Marketing Corp                                     (2)
                                                                Enron Global Markets LLC                                   (22,993)
                                                                Enron Industrial Market LLC                                (25,123)
                                                                Garden State Paper LLC                                     (18,213)
                                                                EBF LLC                                                     (2,490)
               Roseville Energy Facility, L.L.C.                Enron Corp.                                                 (2,248)
                                                                Enron North America Corp.                               (1,976,055)
               EOC Holdings, L.L.C.                             Enron Pipeline Holding Company                                  (3)
               EOC Management, L.L.C.                           Enron Pipeline Holding Company                                  (3)
               Enron Ponderosa Management Holdings, Inc.        Enron Corp.                                            (69,723,282)
                                                                Sundance Assets, LP                                           (100)
               Ponderosa Assets, L.P.                           Enron Corp.                                           (693,661,629)
                                                                Enron International Brazil Investments                (217,295,758)
                                                                Enron Power Philippines Corp.                           (1,275,825)
                                                                Enron Global Power & Pipelines LLC                    (169,110,083)
                                                                Enron International Investments LLC                     (5,961,691)
                                                                Enron North America Corp.                             (746,276,220)


Exhibit F, Schedule 3(a)               27

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
               Enron Argentina CIESA Holding S.A.               Ponderosa Assets, LP                                      (115,171)
                                                                EPCA Argentina                                         (27,913,488)
                                                                Enron Total de Argentina Ltd.                               (3,000)
               Enron Global Equity Ltd.                         Miss Kitty, LLC                                        (36,235,890)
               Enron Pipeline Company - Argentina S.A.          Enron Expat Services Inc.                                   (1,838)
                                                                Miss Kitty, LLC                                         (3,227,100)
                                                                Generacion Mediterranea S. A.                               (2,861)
                                                                Enron Global Power & Pipelines LLC                              (7)
                                                                Energia de Argentina Ltd.                                   (7,004)
                                                                Enron International Inc                                 (1,822,763)
                                                                Enron Global Equity Ltd.                                  (917,269)
               Enron de Inversiones de Energia S.C.A.           EPCA Argentina                                          (3,241,453)
                                                                Enron Argentina CIESA Holding S. A.                     (1,379,720)
                                                                EPCA CIESA Inversiones, Limited                           (553,610)
               Enron Inversiones de Gas SRL                     EPCA Argentina                                             (12,004)
               EPCA CIESA Inversiones Limitada                  Enron Development Funding Ltd.                         (19,866,793)
                                                                Miss Kitty, LLC                                               (153)
                                                                EPCA Argentina                                         (61,257,488)
                                                                Enron Argentina CIESA Holding S. A.                        (18,771)
               Enron International Brazil Investments 1997 Ltd. Enron Intl Brazil Gas Holdings, LLC                         (1,000)
                                                                Enron International Investments LLC                     (8,592,025)
               Global Petroleum & Gas Industry Limited          Enron International Brazil Investments                     (16,608)
               Gaspart - Gas Participacoes Ltda.                Dutopar Partcipacoes Ltda.                                 (19,734)
                                                                Zarcaranna Participacoes                                   (40,188)
               Dutopar Participacoes Ltda.                      Enron America do Sul Ltda. (815)                            (6,663)
               Enron Power Corp.                                Enron Engineering and Construction Co.                    (372,394)
                                                                Enron Power Operating Company                             (271,360)
                                                                Enron Expat Services Inc.                                  (41,751)
                                                                Enron Corp.                                             (1,427,665)
                                                                Enron Equipment Procurement Company                        (18,696)
                                                                Compagnie Papiers Stadacona Ltee.                          (65,190)
               ECT Europe, Inc.                                 Enron Corp.                                            (13,368,182)
                                                                Enron Capital & Trade Resources Intl                        (1,037)
               Enron Credit Inc.                                Enron Corp.                                               (517,763)
               Enron Holdings I, S.L.                           Enron Corp.                                               (272,013)
                                                                ECT Europe Inc                                              (1,174)
               ECTRIC Spain, S.L.                               ECT Europe Inc                                                (189)
                                                                Enron Holdings 1, S.L.                                      (1,659)
               Enron Trade Holdings Inc.                        Enron Trade Services Holdings Inc                      (34,864,622)
               Enron Metals & Commodity Corp.                   Enron Corp.                                            (22,214,263)
                                                                Enron North America Corp.                                     (694)
                                                                Enron Trading Services Inc                                  (2,141)
               Enron Trade Services Holdings Inc.               Enron Corp.                                               (391,196)
               Enron Trading Services Inc.                      Enron North America Corp.                                      (12)
                                                                Enron Global Markets LLC                                    (2,240)
                                                                Enron Industrial Market LLC                                 (2,306)
               Jertovec Management and Finance Limited          Enron Capital & Trade Res. - Europe B.V.                    (1,959)
                                                                ECT Europe Inc                                            (570,583)
                                                                Elektrana Jertovec 2 d.o.o.                                   (300)
                                                                Jertovec Management & Finance BV                              (339)
               Jertovec Management & Finance B.V.               Enron Corp.                                                 (1,547)
                                                                Atlantic Commercial Finance Inc.                            (1,318)
                                                                Enron Capital & Trade Res. - Europe B.V.                      (215)
                                                                ECT Europe Inc                                              (8,958)
               SII Holdings B.V.                                Enron Corp.                                                 (7,115)
                                                                Enron Capital & Trade Res. - Europe B.V.                   (11,869)
                                                                Enron Wind Corp. Holdings B.V.                              (2,158)
                                                                ECT Europe Inc                                             (13,955)
                                                                Enron Broadband Servs. Operatng Co. B.V.                      (892)
                                                                Enron Investimenti S.r.l                                       (54)
                                                                Enron Investmenti 3 S.r.j.                                     (54)
               SII Espana B.V.                                  Enron Corp.                                                 (1,328)
                                                                Enron Energia Catalana de Generacion, SL                      (378)
               SII Espana 2 B.V.                                Enron Corp.                                             (1,227,042)
                                                                Enron Capital & Trade Res. - Europe B.V.                      (324)


Exhibit F, Schedule 3(a)               28

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
                                                                ECT Europe Inc                                              (7,204)
                                                                Enron Broadband Servs. Operatng Co. B.V.                      (282)
               SII Holdings 2 B.V.                              Enron Corp.                                                 (1,328)
                                                                ECT Europe Inc                                              (5,496)
               SII Holdings 3 B.V.                              ECT Europe Inc                                              (4,747)
                                                                SII Holdings B.V.                                           (2,158)
               Enron Investimenti 3 S.r.l                       ECT Europe Inc                                              (9,363)
               Enron Development Corp.                          EDC - Columbia Branch                                         (102)
                                                                Hainan Meinan Power Company CJV                         (1,111,143)
                                                                Prisma Energy Transportadora Holdings                   (1,507,903)
               Enron Development Corp. - Colombia Branch        Centragas Transportadora de Gas Reg Cent                   (23,191)
               Enron Power Corp. - U.S.                         Enron Corp.                                             (4,451,298)
               Enron Equipment Installation Company             Enron Power Corp.                                           (9,836)
                                                                Enron Corp.                                               (345,285)
                                                                Enron Power Construction Company                              (294)
                                                                Enron Equipment Installation Company                      (261,781)
                                                                Enron Power Construction Company                              (294)
               Enron Equipment Procurement Company              Enron Engineering and Construction Co.                  (2,244,174)
                                                                Superior Construction Company                               (1,137)
               Enron Fuels International, Inc.                  Enron Corp.                                               (215,216)
               Enron Onshore Procurement Company                Enron Corp.                                                (92,454)
               ECT Colombia Pipeline Holdings 1 Ltd.            Enron Equity Corp.                                     (12,438,883)
               Enron Colombia Marketing Holdings Ltd.           Enron Corp.                                                   (130)
               Enron Power Construction Company                 Enron Corp.                                             (2,084,306)
                                                                Enron Power (Puerto Rico), Inc.                            (14,202)
                                                                Superior Construction Company                              (14,717)
                                                                Enron Equipment Procurement Company                       (176,509)
                                                                Enron Development Funding Ltd.                                (438)
               Enron Power Construction Company - Mexico Branch Enron Power Construction Company                          (190,043)
               Enron Power Construction Company - Spanish       Enron Power Construction Company                           (18,145)
               Branch
               Enron Power Construction (Brasil) Ltda.          Enron Corp.                                                      -
                                                                Enron Power Corp.                                         (141,112)
                                                                Enron Power Construction Company                           (15,000)
               Enron Nigeria Constructors Limited               Enron Power Construction Company                        (3,492,271)
                                                                Enron Corp.                                                      -
               Enron Dominican Republic Operations Ltd.         Enron Corp.                                                   (855)
                                                                Enron Development Funding Ltd.                                (100)
                                                                Enron Dom Rep Ltd                                           (2,537)
               Smith/Enron Cogeneration Limited Partnership     Enron Engineering and Construction Co.                  (2,400,000)
                                                                Enron Development Corp.                                 (5,850,287)
                                                                Enron Fuels International, Inc.                        (34,255,066)
                                                                Enron Global Power & Pipelines LLC                     (50,021,561)
                                                                Enron Dom Rep Ltd                                       (2,147,098)
                                                                Prisma Energy Intl (FKA Globl Asset Svc)                   (20,454)
               Enron Global Power & Pipelines L.L.C.            Enron Corp.                                             (7,995,262)
                                                                Enron Pipeline Colombia LP                                (146,669)
                                                                Enron Colombia Investments LP                              (44,920)
                                                                Enron Commercial Finance Ltd.                                  (59)
                                                                Prisma Energy Guatemala Holdings Ltd.                     (187,500)
               Enron Dominicana Limited Partnership             The Protane Corporation                                     (1,815)
               Enron Commercial Finance Ltd.                    Enron Corp.                                                 (6,313)
                                                                EPCA Argentina                                              (4,674)
                                                                Centragas Transportadora de Gas Reg Cent                        (7)
               Enron Colombia Investments Limited Partnership   EPCA Argentina                                          (3,568,967)
                                                                Centragas Transportadora de Gas Reg Cent                    (5,637)
               Enron Pipeline Colombia Limited Partnership      Enron Corp.                                                 (3,979)
                                                                EPCA Argentina                                         (11,653,134)
                                                                Centragas Transportadora de Gas Reg Cent                   (19,984)
               Enron-Richmond Power Corp.                       Enron Corp.                                             (2,489,448)
               Richmond Power Enterprise L.P.                   Enron Corp.                                                (41,656)
                                                                Enron North America Corp.                                     (200)
               Superior Construction Company                    Enron Corp.                                             (2,061,805)
                                                                Enron Power (Puerto Rico), Inc.                            (96,203)


Exhibit F, Schedule 3(a)               29

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
               Enron Power Holdings B.V.                        Enron Corp.                                             (1,120,395)
                                                                Enron Development Funding Ltd.                             (55,935)
                                                                Enron Power Corp.                                           (1,554)
               Enron Power Operating Company                    Enron Power (Puerto Rico), Inc.                         (2,139,173)
                                                                Enron Corp.                                               (624,683)
               Enron Preferred Funding, L.P.                    Enron Corp.                                                      -
               Enron Property & Services Corp.                  Enron Corp.                                            (22,178,335)
                                                                Transwestern Pipeline Company                             (344,953)
                                                                Northern Plains Natural Gas Company                           (927)
                                                                Enron Broadband Services, Inc.                             (96,879)
                                                                Affliated Building Service, Ind.                           (80,741)
                                                                Generacion Mediterranea S. A.                               (5,246)
                                                                Enron Global LNG LLC                                       (12,607)
                                                                Weather Alert, Inc.                                        (46,727)
                                                                Enron Metals & Commodity Corp                               (2,000)
                                                                Enron Trading Services Inc                                  (2,645)
                                                                Intergrated Process Technologies LLC                        (9,688)
                                                                CommodityLogic, LLC                                        (34,815)
                                                                CGNN Holding Company, Inc.                                (143,174)
               Enron Servicios de Energia, S.A.                 Enron Corp.                                                      -
                                                                Bolivia Holdings Ltd.                                     (135,296)
                                                                Prisma Energy Transportadora Holdings                      (19,540)
               Enron Valkyrie, LLC                              Enron Corp.                                                   (970)
                                                                Rheingold GmbH                                              (9,246)
               Valhalla GmbH                                    Rheingold GmbH                                             (57,499)
               Rheingold GmbH                                   Enron Corp.                                            (22,995,608)
               Enron Ventures Corp.                             Enron Corp.                                               (441,576)
                                                                The Protane Corporation                                     (5,463)
               Enron Methanol Company                           Enron Corp.                                            (20,569,465)
                                                                Enron Property & Services Corp.                             (1,732)
               JSB Asset, L.L.C.                                Enron Ventures Corp.                                    (1,074,359)
               EOC Preferred, L.L.C.                            Northrn Natural Gas-Acctg Entity of 366                    (10,204)
                                                                121 SW Salmon Street Corporation                        (1,213,991)
               Enron Gathering Company                          Enron Corp.                                               (175,555)
               Enron Liquid Services Corp.                      Enron Corp.                                               (629,360)
               Enron Processing Properties, Inc.                Enron Corp.                                                 (7,700)
               Enron Permian Gathering Inc.                     Enron Corp.                                                (81,722)
               Enron Transportation Services, LLC               Transwestern Pipeline Company                              (11,864)
                                                                EOC Preferred, L.L.C.                                      (28,542)
               Enron Alligator Alley Pipeline Company           Enron Corp.                                               (326,974)
               Enron Asset Management Resources, Inc.           Enron Administrative Services Corp.                            (12)
                                                                EOC Preferred, L.L.C.                                     (162,384)
                                                                Enron Corp.                                             (2,365,262)
                                                                Enron Net Works LLC                                       (990,840)
                                                                Enron Property & Services Corp.                            (70,329)
                                                                121 SW Salmon Street Corporation                           (24,575)
                                                                Enron Transporation Services Company                           (75)
               Enron Machine and Mechanical Services, Inc.      Enron Corp.                                               (113,648)
               Enron Operations Services, LLC                   Enron North America Corp.                                  (75,875)
                                                                Enron Operations L.P.                                       (2,500)
                                                                NBP Services Corporation                                  (185,736)
                                                                Enron Corp.                                             (3,120,580)
                                                                EOC Preferred, L.L.C.                                   (1,217,529)
                                                                Enron Net Works LLC                                     (2,340,195)
                                                                Enron Property & Services Corp.                            (69,301)
                                                                Enron Asset Management Resources, Inc                      (70,329)
               Enron Pipeline Services Company                  Enron Corp.                                               (687,045)
                                                                EOC Preferred, L.L.C.                                       (4,167)
                                                                Enron Net Works LLC                                       (349,049)
                                                                Intergrated Process Technologies LLC                          (785)
                                                                Enron Transporation Services Company                          (295)
               Transwestern Gathering Company                   Enron Corp.                                                (82,283)
               Enron Dutch Holdings B.V.                        Enron Corp.                                             (3,152,338)
                                                                Enron Netherlands Holdings BV                             (101,977)
               Gulf Company Ltd.                                Enron Corp.                                             (3,812,576)


Exhibit F, Schedule 3(a)               30

                                                                                                                Increases in
               Entity Increasing Obligation or Decreasing                      Counterparty                    Liabilities/Decreases
                               Receivable                                                                      in Assets
               LOA, Inc.                                        Enron Corp.                                            (74,090,224)
                                                                Enron ASC, Inc.                                            (65,000)
                                                                121 SW Salmon Street Corporation                       (60,611,317)
               Enron ACS, Inc.                                  Enron Corp.                                               (206,349)
               Enron Industrial Natural Gas Company             Enron Corp.                                             (4,202,694)
               Intratex Gas Company                             Enron Corp.                                             (1,637,722)
               Panhandle Gas Company                            Enron Corp.                                                (83,273)
               Maliseet Properties, Inc.                        Enron Corp.                                               (505,114)
               Nowa Sarzyna Holding B.V.                        Enron Corp.                                               (248,621)
               Organizational Partner, Inc.                     Enron Corp.                                               (402,527)
               PBOG Corp.                                       Enron Corp.                                                (37,471)
               Portland General Electric Company                Enron Engineering and Construction Co.                     (23,215)
                                                                World Trade Center NW                                      (16,164)
                                                                Enron Broadband Services, Inc.                            (130,526)
                                                                Enron California Municipal Services, Inc                    (7,354)
                                                                Enron MicroClimates, Inc.                                  (32,312)
                                                                Portland General Holdings, Inc.                           (182,533)
                                                                Enron North America Corp.                                 (256,144)
                                                                Portland Energy Solutions Company, LLC                  (2,098,484)
                                                                Enron Power Marketing, Inc.                             (2,116,240)
                                                                PGH II, Inc.                                               (12,165)
                                                                Enron Asset Management Resources, Inc                       (3,770)
               Portland General Resource Development, Inc.      Portland General Electric Company                           (1,038)
               Salmon Springs Hospitality Group, Inc.           Portland General Electric Company                         (291,283)
                                                                Enron North America Corp.                                   (5,092)
               World Trade Center Northwest Corporation         Enron Corp.                                                (80,362)
               PGH II, Inc.                                     Enron Corp.                                             (1,082,883)
                                                                Enron MicroClimates, Inc.                               (1,185,508)
                                                                Portland Energy Solutions Company, LLC                     (78,297)
                                                                Portland General Distribution, LLC                         (17,767)
               Portland General Distribution, LLC               Portland General Electric Company                         (115,593)
               RMS Management, LLC                              Enron Corp.                                                   (890)
               EBS Ventures, L.L.C.                             Enron Broadband Services, Inc.                                (100)
               Sequoia Financial Assets, LLC                    Enron North America Corp.                           (2,023,118,950)
               Smith Street Land Company                        Enron Corp.                                            (68,519,863)
               Enron Renewable Energy Corp.                     Enron Corp.                                               (183,159)
                                                                Enron Net Works LLC                                       (169,031)
                                                                Enron America do Sul Ltda. (815)                            (1,153)
               Enron Solar Energy, LLC                          Enron Corp.                                                   (172)
               Enron Wind LLC                                   Enron Corp.                                               (450,706)
                                                                Enron Property & Services Corp.                             (7,912)
               Enron Wind Lake Benton LLC                       Enron Corp.                                                (47,439)
               Enron Wind Storm Lake I LLC                      Enron Corp.                                                (20,731)
               Enron Wind Storm Lake II LLC                     Enron Corp.                                                (17,653)
               Victory Garden Power Partners I LLC              Enron Corp.                                                (91,056)
               Enron Wind Systems, LLC                          Enron Corp.                                                (15,742)
                                                                Enron Wind Systems, Inc.                                (1,500,000)
               Zond Pacific, LLC                                Enron Corp.                                                (30,558)
               Zond-PanAero Windsystems Partners I              Zond - Panaero Windsystem Partners II                       (2,373)
               Zond Windsystem Partners, Ltd. Series 85 -B      Zond Windsystem Partners Ltd Series 85-A                  (384,000)
               Sky River LLC                                    Enron Corp.                                                (79,041)
               ZWHC LLC                                         Enron Corp.                                               (190,591)
                                                                Enron Wind Systems, LLC                                    (52,708)
               Enron Wind Energy Systems LLC                    Enron Corp.                                               (226,607)
               Enron Wind Constructors LLC                      Enron Corp.                                                   (478)
               Zond Minnesota Construction Company LLC          Enron Corp.                                               (318,091)
               Enron Wind Maintenance LLC                       Enron Corp.                                                   (644)
               Yukon River Assets, L.L.C.                       Yellowknife                                                 (1,077)


Exhibit F, Schedule 3(a)               31